                                                   Filed Pursuant to Rule 497(h)
                                                     Registration No. 333-111316
PROSPECTUS

[Western Asset Logo]                                             [Claymore Logo]

                               53,350,000 SHARES
                             WESTERN ASSET/CLAYMORE
              U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

                      COMMON SHARES OF BENEFICIAL INTEREST
                                $15.00 PER SHARE
                              --------------------

   INVESTMENT OBJECTIVES. Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

    NO PRIOR HISTORY. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risks of investing in a newly organized, closed-end investment company may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The common shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "WIW."
                                                   (CONTINUED ON FOLLOWING PAGE)
    INVESTING IN THE COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 28 OF THIS PROSPECTUS.
                              --------------------

                                                         PER SHARE    TOTAL(3)
                                                         ---------    --------
Public offering price..................................    $15.00   $800,250,000
Sales load(1)..........................................     $.675    $36,011,250
Estimated offering expenses(2).........................      $.03     $1,600,500
Proceeds, after expenses, to the Fund..................   $14.295   $762,638,250

    (1) The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of expenses incurred in connection with the offering. For a description of other compensation paid to the underwriters by the Fund and Western Asset Management Company, see "Underwriting."

   (2) Total offering costs borne by the Fund are expected to be $1,600,500. Claymore Advisors, LLC and Western Asset Management Company ("Western Asset" and, together with Claymore Advisors, LLC, the "Advisors") have agreed to pay the Fund's offering expenses (other than the sales load, but including a $.005 per common share reimbursement of expenses to the underwriters) and the Fund's organizational expenses. Western Asset and Claymore Securities, Inc. ("Claymore Securities") will each pay its own travel and marketing expenses incurred in connection with the Fund's offering. The Fund will reimburse the Advisors for the Fund's offering expenses to the extent that such expenses do not exceed $.03 per common share (the "Reimbursement Cap"). The Fund will reimburse the Advisors for the Fund's organizational expenses to the extent that such expenses, together with any reimbursement for offering expenses, do not exceed the Reimbursement Cap. The Fund will reimburse Western Asset and Claymore Securities for their travel and marketing expenses to the extent that such expenses, together with any reimbursement for offering and organizational expenses, do not exceed the Reimbursement Cap. To the extent that the Fund's reimbursement of offering, organizational and travel and marketing expenses does not exceed the Reimbursement Cap, the Fund will pay Claymore Securities for the distribution services it provides to the Fund, up to the Reimbursement Cap. The amounts paid by the Fund to Claymore Securities for its distribution services (including Claymore Securities' travel and marketing expenses) will not exceed .10% of the public offering price of the securities sold in this offering. See "Underwriting."

   (3) The underwriters may also purchase up to 8,002,500 additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The common shares will be ready for delivery on or about February 27, 2004.
                              --------------------

MERRILL LYNCH & CO.       LEGG MASON WOOD WALKER
                          INCORPORATED
A.G. EDWARDS & SONS,            OPPENHEIMER              RBC CAPITAL MARKETS
INC.
WELLS FARGO SECURITIES,         ADVEST, INC.            BB&T CAPITAL MARKETS
LLC
ROBERT W. BAIRD & CO.       FERRIS, BAKER WATTS        J.J.B. HILLIARD, W.L.
                                INCORPORATED                     LYONS, INC.
JANNEY MONTGOMERY SCOTT     MCDONALD INVESTMENTS        QUICK & REILLY, INC.
LLC                                 INC.
RYAN BECK & CO.              SUNTRUST ROBINSON                 TD WATERHOUSE
                                  HUMPHREY
WEDBUSH MORGAN                                      CLAYMORE SECURITES, INC.
SECURITIES

                              --------------------

               The date of this prospectus is February 24, 2004.

(CONTINUED FROM PREVIOUS PAGE)

    PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. Treasury Inflation Protected Securities ("U.S. TIPS"). U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (the "CPI-U")). The Fund may also invest up to 20% of its total managed assets in other securities and instruments, including securities and instruments of issuers located in developing or "emerging market" countries. The Fund intends to limit its investments to U.S. dollar-denominated securities and instruments. The Fund may invest up to 20% of its total managed assets in bonds that are below investment grade quality at the time of purchase. Investment grade quality bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group ("S&P") or Fitch Ratings ("Fitch") or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by the Fund's investment manager. Bonds of below investment grade quality (commonly referred to as "junk bonds") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund may enter into short sales, use reverse repurchase agreements and dollar rolls, and engage in other types of transactions, including derivative transactions (such as options, futures contracts and swaps), for risk management purposes or as part of its investment strategies. The Fund currently expects that the average effective duration of its portfolio will range between zero and 15 years, although this target duration may change from time to time. "Total managed assets" means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). There can be no assurance that the Fund will achieve its investment objectives.

    INVESTMENT ADVISOR AND INVESTMENT MANAGER. Claymore Advisors, LLC will act as investment advisor to the Fund. Western Asset Management Company, the Fund's investment manager, will be responsible for furnishing a continuous investment program for the Fund and making investment decisions with respect to the Fund's assets. See "Management of the Fund."

    LEVERAGE. The Fund currently anticipates issuing preferred shares in an aggregate amount of approximately 33% of its total managed assets to buy additional investments. Such preferred shares, together with other forms of leverage (including reverse repurchase agreements and dollar roll transactions), may not exceed 38% of the Fund's total managed assets. The practice of issuing preferred shares or utilizing borrowings in order to increase the Fund's assets for investment purposes is known as "leverage" and will create special risks. The Fund currently expects to use reverse repurchase agreements, short sales, futures contracts, options, swaps, dollar rolls and/or other transactions that may in certain circumstances be considered leverage. To the extent that the Fund covers its obligations under such transactions, as described under "Preferred Shares and Other Leverage," such transactions (other than reverse repurchase agreements and dollar roll transactions) will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur. However, these transactions, even if covered, represent a form of economic leverage and will create special risks. See "Risks--Leverage Risk" and "Preferred Shares and Other Leverage."

    You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information dated February 24, 2004, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 55 of this prospectus. You may request a free copy of the Statement of Additional Information by calling 1-800-345-7999 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http:// www.sec.gov).

    The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Prospectus Summary....................................................    4
Summary of Fund Expenses..............................................   16
The Fund..............................................................   18
Use of Proceeds.......................................................   18
The Fund's Objectives, Strategies and Investments.....................   18
Preferred Shares and Other Leverage...................................   26
Risks.................................................................   28
How the Fund Manages Risk.............................................   36
Management of the Fund................................................   38
Net Asset Value.......................................................   40
Distributions.........................................................   40
Dividend Reinvestment Plan............................................   41
Description of Shares.................................................   43
Anti-Takeover and Other Provisions in the Declaration of Trust........   45
Repurchase of Fund Shares; Conversion to Open-End Fund................   46
Tax Matters...........................................................   47
Underwriting..........................................................   50
Custodian and Transfer Agent..........................................   54
Legal Matters.........................................................   54

                               ------------------

    PLEASE SEE PAGE 56 FOR IMPORTANT PRIVACY POLICY INFORMATION.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. THE FUND WILL AMEND OR SUPPLEMENT THIS PROSPECTUS TO REFLECT MATERIAL CHANGES TO THE INFORMATION CONTAINED IN THIS PROSPECTUS TO THE EXTENT REQUIRED BY APPLICABLE LAW.

                               PROSPECTUS SUMMARY

    THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE COMMON SHARES OF THE FUND. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND................  Western Asset/Claymore U.S. Treasury Inflation
                          Protected Securities Fund 2 is a newly organized,
                          diversified, closed-end management investment company.
                          Throughout this prospectus, Western Asset/ Claymore
                          U.S. Treasury Inflation Protected Securities Fund 2 is
                          referred to simply as the "Fund." See "The Fund."
THE OFFERING............  The Fund is offering 53,350,000 common shares of beneficial interest at $15.00 per share through a
                          group of underwriters led by Merrill Lynch, Pierce,
                          Fenner & Smith Incorporated ("Merrill Lynch"). The
                          common shares of beneficial interest are called
                          "common shares" throughout this prospectus. An
                          investor must purchase at least 100 common shares
                          ($1,500) in order to participate in this offering. The
                          Fund has given the underwriters an option to purchase
                          up to 8,002,500 additional common shares to cover
                          orders in excess of 53,350,000 common shares. Claymore
                          Advisors, LLC (the "Investment Advisor") and Western
                          Asset Management Company ("Western Asset" and,
                          together with the Investment Advisor, the "Advisors")
                          have agreed to pay the Fund's offering expenses (other
                          than the sales load, but including a $.005 per common
                          share reimbursement of expenses to the underwriters)
                          and the Fund's organizational expenses. Western Asset
                          and Claymore Securities, Inc. ("Claymore Securities")
                          will each pay its own travel and marketing expenses
                          incurred in connection with the Fund's offering. The
                          Fund will reimburse the Advisors for the Fund's
                          offering expenses to the extent that such expenses do
                          not exceed $.03 per common share (the "Reimbursement
                          Cap"). The Fund will reimburse the Advisors for the
                          Fund's organizational expenses to the extent that such
                          expenses, together with any reimbursement for offering
                          expenses, do not exceed the Reimbursement Cap. The
                          Fund will reimburse Western Asset and Claymore
                          Securities for their travel and marketing expenses to
                          the extent that such expenses, together with any
                          reimbursement for offering and organizational
                          expenses, do not exceed the Reimbursement Cap. To the
                          extent that the Fund's reimbursement of offering,
                          organizational and travel and marketing expenses does
                          not exceed the Reimbursement Cap, the Fund will pay
                          Claymore Securities for the distribution services it
                          provides to the Fund, up to the Reimbursement Cap. The
                          amounts paid by the Fund to Claymore Securities for
                          its distribution services (including Claymore
                          Securities' travel and marketing expenses) will not
                          exceed .10% of the total public offering price of the
                          common shares sold in this offering. See
                          "Underwriting."
INVESTMENT ADVISOR AND
  INVESTMENT MANAGER....  The Investment Advisor serves as the investment advisor to the Fund. Subject to supervision by the
                          Board of Trustees of the Fund

                          (the "Board of Trustees"), the Investment Advisor is
                          responsible for managing, either directly or through
                          others selected by it, the investment activities of
                          the Fund and certain of the Fund's business affairs
                          and other administrative matters. The Fund will pay
                          the Investment Advisor an annual fee, payable monthly,
                          in an amount equal to .60% of the Fund's average
                          weekly assets. See "Management of the Fund--Investment
                          Advisor and Investment Manager" for more information
                          about the Investment Advisor and how this fee is
                          calculated.
                          The Investment Advisor has delegated to Western Asset,
                          as investment manager to the Fund, the responsibility
                          for furnishing a continuous investment program for the
                          Fund and making investment decisions with respect to
                          the Fund's assets. The Investment Advisor will pay a
                          portion of the fees it receives from the Fund to
                          Western Asset in return for Western Asset's services
                          as investment manager at an annual rate of .27% of the
                          Fund's average weekly assets.
INVESTMENT OBJECTIVES...  The Fund's primary investment objective is to provide current income. Capital appreciation, when consistent
                          with current income, is a secondary investment
                          objective. No assurance can be given that the Fund
                          will achieve its investment objectives.
INVESTMENT POLICIES.....  Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS.
                          U.S. TIPS are fixed income securities issued by the
                          U.S. Department of the Treasury, the principal amounts
                          of which are adjusted daily based upon changes in the
                          rate of inflation (currently represented by the non-
                          seasonally adjusted CPI-U). The Fund may also invest
                          up to 20% of its total managed assets in other
                          securities and instruments, including securities and
                          instruments of issuers located in developing or
                          "emerging market" countries. The Fund intends to limit
                          its investments to U.S. dollar-denominated securities
                          and instruments. The Fund may invest up to 20% of its
                          total managed assets in bonds that are below
                          investment grade quality at the time of purchase.
                          Investment grade quality bonds are bonds rated within
                          a rating agency's four highest grades (Baa or BBB or
                          higher by Moody's, S&P or Fitch or a similar rating of
                          another nationally recognized rating agency) or bonds
                          that are unrated but judged to be of comparable
                          quality by Western Asset. Bonds of below investment
                          grade quality are regarded as having predominantly
                          speculative characteristics with respect to the
                          issuer's capacity to pay interest and repay principal.
                          The Fund may enter into short sales, use reverse
                          repurchase agreements and dollar rolls, and engage in
                          other types of transactions, including derivative
                          transactions (such as options, futures contracts and
                          swaps), for risk management purposes or as part of its
                          investment strategies. The Fund currently expects that
                          the average effective duration of its portfolio will
                          range between zero and 15 years, although this target
                          duration may change from time to time. See "The Fund's
                          Objectives, Strategies and Investments."

INVESTMENT PHILOSOPHY...  Western Asset is a dedicated fixed income manager. Its mission is to remain a leader in diversified fixed
                          income management by operating a seamlessly
                          integrated, global enterprise, exercising
                          uncompromising standards of excellence in all aspects
                          of its business. Its objective is to create for its
                          clients diversified, value-oriented portfolios that
                          are managed for the long term.
                          OPPORTUNISTIC TRADING. Western Asset believes that
                          significant inefficiencies exist in the fixed income
                          markets. The firm utilizes an opportunistic approach
                          that actively seeks to identify and capitalize on
                          inefficiencies in the fixed income markets.
                          TEAM APPROACH. Western Asset's philosophy centers upon
                          a team approach. Portfolios are managed by uniting
                          groups of specialists dedicated to different market
                          sectors. The investment responsibilities of each group
                          are distinct, but success comes from the fluid and
                          constant interaction that unites these groups into a
                          single team. The Fund's investments will be the
                          responsibility of the firm's Investment Strategy
                          Group, which is currently chaired by Western Asset's
                          Chief Investment Officer and which also currently
                          includes the firm's Deputy Chief Investment Officer,
                          its Senior Economist and the head of each sector
                          group.
                          RISK MANAGEMENT. Western Asset incorporates a variety
                          of risk reduction strategies in the management of its
                          portfolios. The firm also employs a dedicated risk
                          management team whose sole function is to monitor
                          investment risk.
PREFERRED SHARES AND
  OTHER LEVERAGE........  The Fund may issue preferred shares of beneficial interest ("preferred shares"), enter into reverse
                          repurchase agreements or dollar roll transactions,
                          and/or borrow money in order to buy additional
                          securities. This practice is known as "leverage." The
                          Fund anticipates that, within one to three months
                          after completion of this offering, it will offer
                          preferred shares representing approximately 33% of the
                          Fund's total managed assets, as measured immediately
                          after the issuance of the preferred shares. If the
                          Fund offers preferred shares, the costs of that
                          offering will be borne immediately by holders of
                          common shares ("Common Shareholders") and result in a
                          reduction of the net asset value of the common shares.
                          Such preferred shares, together with other forms of
                          leverage (including reverse repurchase agreements and
                          dollar roll transactions), will not exceed 38% of the
                          Fund's total managed assets. "Total managed assets"
                          means the total assets of the Fund (including any
                          assets attributable to leverage) minus accrued
                          liabilities (other than liabilities representing
                          leverage). For purposes of calculating "total managed
                          assets," the liquidation preference of any preferred
                          shares outstanding is not considered a liability. The
                          Fund currently expects to enter into reverse
                          repurchase agreements and/or dollar roll transactions
                          for leveraging purposes, initially as a substitute for
                          all or a portion of the preferred shares it plans to
                          issue during the period prior to their issuance and
                          thereafter up to 38% of total managed assets (together

                          with other forms of leverage). Although the Fund does not currently intend to borrow from banks or other financial institutions or issue commercial paper in order to leverage its portfolio, it may do so in the future. Bank borrowings and outstanding commercial paper issued by the Fund will be included when calculating the amount of the Fund's outstanding leverage.
                          In addition to the forms of leverage described above, the Fund currently expects to use short sales, futures contracts, options, credit default swaps, and/or other transactions that may in certain circumstances be considered leverage. To the extent that the Fund covers its obligations under such transactions, as described under "Preferred Shares and Other Leverage," such transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur. However, these transactions, even if covered, represent a form of economic leverage
                          (although they will not be considered "leverage" for purposes of calculating total managed assets) and will involve special risks. The precise amount of leverage, if any, used by the Fund may vary from time to time, and the Fund will not necessarily incur the leverage described above. Leverage involves special risks.
                          There is no assurance that the Fund will issue preferred shares or otherwise use leverage, or that, if preferred shares are issued or leverage is otherwise used, the Fund's leveraging strategy will be successful. See "Risks--Leverage Risk."
                          During periods in which the Fund is using leverage, the fees paid by the Fund to the Investment Advisor and Western Asset will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund's average weekly assets, including the proceeds from the issuance of preferred shares and other leverage. See "Management of the Fund--Investment Advisory Agreement and Investment Management Agreement."
                          It is anticipated that dividends with respect to preferred shares and/ or interest with respect to other forms of leverage will be based on shorter-term interest rates that would be periodically reset. The
                          Fund intends to invest the proceeds from the issuance of preferred shares or the use of other forms of leverage principally in intermediate- and longer-term bonds. So long as the Fund's portfolio provides a higher rate of return (net of Fund expenses) than dividend rates on preferred shares and interest rates on other forms of leverage, as reset periodically, the use of these forms of leverage will allow Common
                          Shareholders to receive a higher current return than if the Fund were not leveraged. If, however, shorter-term interest rates rise relative to intermediate- and longer-term interest rates or the rate of return on the Fund's portfolio, dividend rates on preferred shares and interest rates on other forms of leverage could exceed the rate of return on intermediate- and longer-term U.S. TIPS and other investments held by the Fund, reducing the return to Common Shareholders.

                          There can be no assurance that the use of leverage
                          will result in a higher yield on the common shares.
                          When leverage is employed, the net asset value and
                          market price of the common shares and the yield to
                          Common Shareholders will be more volatile. Leverage
                          will cause the Fund's net asset value to fall more
                          sharply in response to increases in interest rates
                          than it would have in the absence of leverage. In
                          addition, preferred shares, if issued, are expected to
                          pay cumulative dividends, which may tend to increase
                          leverage risk and may result in less income for Common
                          Shareholders. See "Preferred Shares and Other
                          Leverage," "Description of Shares--Preferred Shares"
                          and "Risks--Leverage Risk."
DISTRIBUTIONS...........  The Fund intends to distribute to Common Shareholders monthly dividends of all or a portion of its net
                          investment income after the payment of dividends and
                          interest, if any, owed with respect to the use of
                          leverage. The Fund expects to declare the initial
                          monthly dividend on the common shares within
                          approximately 45 days of the completion of this
                          offering and to pay that initial monthly dividend
                          approximately 60 to 90 days after the completion of
                          this offering. Unless an election is made to receive
                          distributions in cash, Common Shareholders will
                          automatically have all dividends and distributions
                          reinvested in additional common shares under the
                          Fund's Dividend Reinvestment Plan. See "Dividend
                          Reinvestment Plan."
LISTING.................  The common shares have been authorized for listing on the New York Stock Exchange, subject to notice of
                          issuance, under the symbol "WIW." See "Description of
                          Shares--Common Shares."
ADMINISTRATOR, CUSTODIAN
  AND TRANSFER AGENT....  Legg Mason Fund Adviser, Inc., an affiliate of Western
                          Asset, will serve as the Fund's administrator. State
                          Street Bank & Trust Company will serve as custodian of
                          the Fund's assets. EquiServe Trust Company, N.A. and
                          its affiliate, EquiServe, Inc. (together,
                          "EquiServe"), will serve as the Fund's transfer agent,
                          dividend disbursing agent and registrar. See
                          "Management of the Fund--Administrator" and "Custodian
                          and Transfer Agent."
MARKET PRICE OF
  SHARES................  Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of
                          closed-end investment companies like the Fund that
                          invest primarily in investment grade bonds have during
                          some periods traded at prices higher than net asset
                          value and during other periods traded at prices lower
                          than net asset value. In general, shares of closed-end
                          investment companies trade at prices lower than net
                          asset value more frequently than such shares trade at
                          prices higher than net asset value. The Fund cannot
                          assure Common Shareholders that the common shares will
                          trade at a price higher than or equal to net asset
                          value in the future. Net asset value will be reduced
                          immediately following the offering by the sales load
                          and the amount of offering costs paid and
                          organizational expenses reimbursed (if any) by the
                          Fund. In addition to net asset value, market price may
                          be affected by such factors relating to the Fund or
                          its portfolio holdings as the Fund's

                          use of leverage, dividends paid (which are in turn
                          affected by expenses), call protection, interest rate
                          movements, dividend stability, portfolio credit
                          quality, liquidity, market supply and demand and
                          general market and economic conditions and other
                          factors. See "Preferred Shares and Other Leverage,"
                          "Risks," "Description of Shares" and "Repurchase of
                          Fund Shares; Conversion to Open-End Fund" in this
                          prospectus, and the Statement of Additional
                          Information under "Repurchase of Common Shares;
                          Conversion to Open-End Fund." The common shares are
                          designed primarily for long-term investors, and an
                          investor should not purchase common shares if he or
                          she intends to sell them shortly after purchase.
SPECIAL RISK
  CONSIDERATIONS........  NO OPERATING HISTORY. The Fund is a newly organized, diversified, closed-end management investment company
                          with no operating history.
                          INVESTMENT RISK. An investment in the Fund is subject
                          to investment risk, including the possible loss of the
                          entire amount that you invest.
                          MARKET DISCOUNT RISK. Shares of closed-end management
                          investment companies frequently trade at a discount
                          from their net asset value, and the Fund's shares may
                          trade at a price that is less than the initial
                          offering price. Net asset value will be reduced
                          immediately following the initial offering by a 4.5%
                          sales load charge and offering costs and
                          organizational expenses reimbursed (if any) by the
                          Fund. The risk of investing in a newly organized
                          closed-end investment company may be greater for
                          investors who sell their shares in a relatively short
                          period of time after completion of the initial
                          offering. The common shares are designed for long-term
                          investors and should not be treated as trading
                          vehicles.
                          INTEREST RATE RISK. Interest rate risk is the risk
                          that the bonds in the Fund's portfolio (including U.S.
                          TIPS) will decline in value because of increases in
                          market interest rates. The prices of longer-term bonds
                          generally fluctuate more than prices of shorter-term
                          bonds as interest rates change. Because the Fund will
                          invest primarily in intermediate- to longer-term
                          bonds, the common share net asset value and market
                          price per share will fluctuate more in response to
                          changes in market interest rates than if the Fund
                          invested primarily in shorter-term bonds. Because
                          market interest rates are currently near their lowest
                          levels in many years, there is a greater risk that the
                          Fund's portfolio will decline in value. The Fund's use
                          of leverage, as described below, will increase
                          interest rate risk. See "Risks--Leverage Risk."
                          RISKS RELATING TO U.S. TIPS. The value of
                          inflation-protected securities such as U.S. TIPS
                          generally fluctuates in response to changes in real
                          interest rates, which are in turn tied to the
                          relationship between nominal interest rates and the
                          rate of inflation. Therefore, if inflation were to
                          rise at a faster rate than nominal interest rates,
                          real interest rates might decline, leading to an
                          increase in value of U.S. TIPS. In contrast, if
                          nominal interest rates increased at a faster rate than
                          inflation, real interest rates might

                          rise, leading to a decrease in value of U.S. TIPS.
                          Although the principal value of U.S. TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds U.S. TIPS, the Fund may earn less on the securities than on conventional bonds. Any increase in principal value of U.S. TIPS caused by an increase in the index is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code. See "Tax Matters."
                          If real interest rates rise (I.E., if interest rates rise due to reasons other than inflation), the value of the U.S. TIPS in the Fund's portfolio will decline.
                          In addition, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.
                          The daily adjustment of the principal value of U.S.
                          TIPS is currently tied to the non-seasonally adjusted
                          CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
                          There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services.
                          The U.S. Treasury only began issuing
                          inflation-protected securities in 1997, and the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets as a result. The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although
                          U.S. TIPS with different maturities have been issued in the past and may be issued in the future.
                          CREDIT RISK. Credit risk is the risk that one or more bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. The Fund may invest up to 20% of its total managed assets in bonds that are not, at the time of investment, investment grade quality.
                          Investment grade bonds are bonds rated within a rating agency's four highest grades (Baa/BBB or higher by Moody's, S&P or Fitch or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Bonds of below investment grade quality
                          (commonly

                          referred to as "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. Lower grade bonds tend to be less liquid than investment grade bonds, and investments in lower grade bonds will expose the Fund to greater risks than if the Fund owned only higher grade securities.
                          LOWER GRADE AND UNRATED SECURITIES RISK. The Fund may invest up to 20% of its total managed assets in bonds that are not, at the time of investment, investment grade quality. Lower grade securities, or equivalent unrated securities, typically entail greater potential price volatility and may be less liquid than higher-rated securities. Lower grade securities are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Unrated securities may be less liquid than comparable rated securities and involve the risk that Western Asset may not accurately evaluate the security's comparative credit rating.
                          Analysis of the creditworthiness of issuers of lower grade securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund holds lower grade and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on Western Asset's credit analysis than if the Fund held exclusively higher-quality and rated securities.
                          LEVERAGE RISK. The use of leverage-through the issuance of preferred shares and borrowing of money and, under certain circumstances, reverse repurchase agreements, short sales, futures contracts, credit default swaps, dollar roll transactions and other investment techniques-to purchase additional investments creates an opportunity for increased common share net investment income dividends and capital appreciation, but also creates special risks for Common Shareholders. The Fund's leveraging strategy may not be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. As a result, leverage will cause greater changes in the Fund's net asset value than if leverage were not used. The Fund will also have to pay dividends with respect to preferred shares and/or interest with respect to other forms of leverage, which may reduce the Fund's return.
                          This expense may be greater than the Fund's return on the underlying investments.
                          It is anticipated that dividends with respect to preferred shares and/ or interest with respect to other forms of leverage will be based on shorter-term interest rates that would be periodically reset. The
                          Fund intends to invest the proceeds from the issuance of preferred shares or the use of other forms of leverage principally in intermediate- and longer-term bonds. So long as the Fund's portfolio provides a higher rate of return (net of Fund expenses)

                          than dividend rates on preferred shares and interest rates on other forms of leverage, as reset periodically, the use of leverage will allow Common
                          Shareholders to receive a higher current return than if the Fund were not leveraged. If, however, shorter-term interest rates rise relative to intermediate- and long-term interest rates or the rate of return on the Fund's portfolio, dividend rates on preferred shares and interest rates on other forms of leverage could exceed the rate of return on intermediate- and longer-term bonds and other investments held by the Fund, reducing the return to Common Shareholders. There can be no assurance that the use of leverage will result in a higher yield on the common shares. When leverage is employed, the net asset value and market price of the common shares and the yield to Common Shareholders will be more volatile. The use of leverage will cause the Fund's net asset value to fall more sharply in response to increases in interest rates than it would in the absence of the use of leverage. In addition, preferred shares, if issued, are expected to pay cumulative dividends, which may tend to increase leverage risk.
                          Leverage creates two major types of risks for Common
                          Shareholders: the likelihood of greater volatility of net asset value and market price of the common shares because changes in the value of the Fund's assets, including investments bought with the proceeds from the use of leverage, are borne entirely by the Common
                          Shareholders; and the possibility either that common share net investment income will fall if the interest and dividend rates on leverage rise or that common share net investment income will fluctuate because the interest and dividend rates on leverage vary.
                          In addition, under certain circumstances, Common
                          Shareholders may not receive dividends, but holders of preferred shares may, because preferred shares have priority of payment over common shares. The issuance of preferred shares will also alter the voting power of Common Shareholders. If the Fund has preferred shares outstanding, two of the Fund's Trustees will be elected by the holders of preferred shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the unlikely event that the Fund fails to pay dividends on preferred shares for two years, holders of the preferred shares would be entitled to elect a majority of the Trustees of the Fund.
                          ISSUER RISK. The value of a corporate debt instrument may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
                          SMALLER COMPANY RISK. The general risks associated with corporate debt obligations are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or may depend on a few key employees. As a result, they may be subject to greater levels of credit, interest rate and issuer risk. Securities of smaller companies may trade less frequently and in less volume than more widely held securities, and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
                          COUNTRY RISK. Investments in securities of non-U.S.
                          issuers (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. For example, the value of those investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Settlement procedures outside the U.S. may also involve additional risks.
                          EMERGING MARKETS RISK. Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as described above, but to a heightened degree. Among others, these types of investments can include not only "Brady Bonds"
                          (bonds issued as a result of a debt restructuring plan), but also Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans and other debt instruments.
                          Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Because the Fund may invest up to 20% of its total managed assets in securities or instruments of emerging market issuers, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments in the Fund.
                          MORTGAGE-RELATED SECURITIES RISK. The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities, stripped mortgage-backed securities (including interest-only
                          ("IO") and principal-only ("PO") securities) and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk, as discussed below. Also, a rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The Fund's investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities.
                          PREPAYMENT RISK. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates decline.
                          Accordingly, holders of securities that may be called or prepaid may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.
                          REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund reinvests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.
                          DERIVATIVES RISK. The Fund may invest in a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts and swaps. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as interest rate risk, leverage risk and management risk. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract, the Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivative transactions also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that these transactions will be successful. The value of the derivatives in the Fund's portfolio will not exceed 20% of the Fund's total managed assets.
                          INFLATION/DEFLATION RISK. Inflation risk is the risk that the Fund's assets or income from the Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's portfolio could decline. Inflation risk is expected to be greater with respect to the Fund's investments in securities or instruments other than U.S. TIPS.
                          Deflation risk is the risk that prices throughout the economy may decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Because the principal amounts of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in such securities.
                          TURNOVER RISK. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions the Fund's turnover rate may be higher than that of other investment companies.
                          Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains.

                          Higher portfolio turnover rates, such as those above
                          100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.
                          MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The
                          Investment Advisor is newly organized and has not previously served as an investment advisor to an investment company, although an affiliate of the Investment Advisor acts as servicing agent to various investment companies.
                          ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and
                          Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status or change the composition of the Board of Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust." These provisions could have the effect of depriving Common Shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares.
                          MARKET DISRUPTION AND GEOPOLITICAL RISKS. The aftermath of the war with Iraq and the continuing occupation of the country by coalition forces are likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty.
                          Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S.
                          securities markets for a four-day period, and the occurrence of similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the common shares.
                          CERTAIN AFFILIATIONS. Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Advisor and/or Western Asset. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                            SUMMARY OF FUND EXPENSES

    The following table and the expenses shown below assume the use of leverage, through the issuance of preferred shares representing 33% of total managed assets of the Fund and the use of reverse repurchase agreements representing 5% of total managed assets of the Fund, for an aggregate amount of leverage equal to 38% of the Fund's total managed assets (in each case measured after the issuance of such leverage), and show the Fund expenses as a percentage of net assets attributable to common shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to common shares, but assumes that no preferred shares or reverse repurchase agreements are issued or outstanding.

SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)............  4.50%
  Offering expenses borne by the Fund (as a percentage of
    offering price).........................................   .20%(1)
  Sales load of the preferred offering (estimated as a
    percentage of offering price)...........................   .47%(2)
  Offering expenses of the preferred offering (estimated as
    a percentage of offering price).........................   .14%(2)
  Dividend reinvestment plan fees...........................   None(3)

                                                      PERCENTAGE OF NET ASSETS
                                                          ATTRIBUTABLE TO
                                                    COMMON SHARES (ASSUMING THE
                                                       ISSUANCE OF PREFERRED
                                                         SHARES AND REVERSE
                                                    REPURCHASE AGREEMENTS)(2)(4)
                                                    ----------------------------
ANNUAL EXPENSES
  Management fees.................................                    .97%
  Interest payments on reverse repurchase
  agreements......................................                    .09%(5)
  Other expenses..................................                    .24%
  Total annual expenses...........................                   1.30%

---------

(1) The Advisors have agreed to pay the Fund's offering expenses (other than the sales load, but including a $.005 per common share reimbursement of expenses to the underwriters) and the Fund's organizational expenses. Western Asset and Claymore Securities will each pay its own travel and marketing expenses incurred in connection with the Fund's offering. The Fund will reimburse the Advisors for the Fund's offering expenses to the extent that such expenses do not exceed the Reimbursement Cap. The Fund will reimburse the Advisors for the Fund's organizational expenses (which are estimated to be $55,000) to the extent that such expenses, together with any reimbursement for offering expenses, do not exceed the Reimbursement Cap. The Fund will reimburse Western Asset and Claymore Securities for their travel and marketing expenses to the extent that such expenses, together with any reimbursement for offering and organizational expenses, do not exceed the Reimbursement Cap. To the extent that the Fund's reimbursement of offering, organizational and travel and marketing expenses does not exceed the Reimbursement Cap, the Fund will pay Claymore Securities for the distribution services it provides to the Fund, up to the Reimbursement Cap.

(2) If the Fund offers preferred shares, costs of that offering, estimated to be approximately 1.30% of the total dollar amount of the preferred share offering, will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the common shares. Assuming the issuance of preferred shares in an amount equal to 33% of the Fund's total managed assets (after their issuance) and that the Fund issues 53,350,000 common shares, these offering costs are estimated to be $4,883,161, or $.09 per common share (.61% of the offering price of the common shares).

(3) A Common Shareholder that directs the plan agent to sell common shares held in a dividend reinvestment account will pay brokerage charges.

(4) The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to common shares but, unlike the table above, assumes that no preferred shares or reverse repurchase agreements are issued or outstanding. In accordance with these assumptions, the Fund's expenses would be estimated as follows:

                                                         PERCENTAGE OF NET ASSETS
                                                              ATTRIBUTABLE TO
                                                        COMMON SHARES (ASSUMING NO
                                                        PREFERRED SHARES OR REVERSE
                                                         REPURCHASE AGREEMENTS ARE
                                                          ISSUED OR OUTSTANDING)
                                                        ---------------------------
    ANNUAL EXPENSES
      Management fees.................................                   .60%
      Other expenses..................................                   .15%
      Total annual expenses...........................                   .75%

(5) This amount reflects interest rate payments on reverse repurchase agreements representing 5% of the Fund's total managed assets. The use of reverse repurchase agreements beyond this amount, for example, as a substitute for preferred shares during the period before their issuance, would cause this estimate to increase accordingly. The amount shown in the table assumes an interest rate of 1.70%. The interest rate costs of any reverse repurchase agreements will vary over time based on market conditions.

   The purpose of the table above is to help investors understand certain fees and expenses that a Common Shareholder would bear directly or indirectly. The Other Expenses shown in the table and related footnote are based on estimated amounts for the Fund's current fiscal year (calculated on an annualized basis) and assume that the Fund issues approximately 53,350,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses as a percentage of net assets will increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

    The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated costs of issuing preferred shares, assuming the Fund issues preferred shares representing 33% of the Fund's total managed assets (after their issuance), of $6.59) that a Common Shareholder would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 1.30% of net assets attributable to common shares (assuming the issuance of preferred shares and the use of reverse repurchase agreements), and (2) a 5% annual return:*

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
Total Expenses Incurred.......   $65      $89     $115      $190

---------

  * THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

                                    THE FUND

    The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on October 27, 2003 pursuant to an Agreement and Declaration of Trust (as amended, the "Declaration") which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 385 East Colorado Boulevard, Pasadena, California 91101, and its telephone number is
(626) 844-9400.

                                USE OF PROCEEDS

    The net proceeds of the offering of common shares will be approximately $762,638,250 (or $877,033,987 if the underwriters exercise the overallotment option in full) after payment of the sales load and estimated offering costs paid by the Fund. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in U.S. TIPS and other investments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities.

               THE FUND'S OBJECTIVES, STRATEGIES AND INVESTMENTS

INVESTMENT OBJECTIVES

    The Fund's primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. No assurance can be given that the Fund will achieve its investment objectives.

PORTFOLIO CONTENTS AND MANAGEMENT STRATEGIES

    GENERAL. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS. U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted CPI-U, calculated with a three-month lag). The Fund may also invest up to 20% of its total managed assets in other securities and instruments, including securities and instruments of issuers located in developing or "emerging market" countries. The Fund will invest primarily in bonds that, in the opinion of Western Asset, provide current income and, when consistent with current income, may have the potential for capital appreciation. When consistent with the Fund's investment objectives, Western Asset may, but is not required to, use a variety of derivative instruments for risk management purposes or as part of its investment strategies. See "Derivatives" below.

    The Fund currently anticipates leveraging its portfolio by issuing preferred shares in an aggregate amount of approximately 33% of its total managed assets. In addition, the Fund expects to enter into reverse repurchase agreements and/or dollar roll transactions for leveraging purposes, initially as a substitute for all or a portion of the preferred shares it plans to issue during the period prior to their issuance and thereafter up to 38% of total managed assets (together with other forms of leverage). The Fund also currently expects to use short sales, futures contracts, options, credit default swaps and other investment techniques that may in certain circumstances be considered leverage. The Fund may (but is not required to) cover its commitments under these transactions by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. To the extent these transactions are so covered, investment in these transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur. However, such transactions, even if so covered, represent a form of economic leverage (although they will not be considered "leverage" for purposes of calculating total managed assets), and thus entail special risks. See "Risks--Leverage Risk." While the Fund does not currently anticipate borrowing funds from banks or other financial institutions in order to leverage its portfolio, it may do so in the future.

    Upon Western Asset's recommendation, during temporary defensive periods (including the period during which the net proceeds of this offering or of the offering of the preferred shares are being invested) and in order to keep the Fund's cash fully invested, the Fund may invest up to 100% of its total managed assets in short-term investments, including, but not limited to, U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. Such periods will not be considered "normal market conditions" for purposes of the 80% test described above. The Fund may not achieve its investment objectives under these circumstances.

    The Fund may borrow money in an amount up to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. Such borrowings are not considered leverage for purposes of the Fund's policy on the amount of leverage it may incur.

    The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" common shares and, if any preferred shares are issued, the preferred shares voting together as a single class. In addition, the holders of a "majority of the outstanding" preferred shares voting separately as a class would have to approve any change in the Fund's investment objectives. Under the 1940 Act, a "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (1) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. See "Description of Shares--Preferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--Preferred Shares" for additional information with respect to the voting rights of holders of preferred shares.

    So long as and to the extent it is required by applicable law, the Fund will not change its policy to invest, under normal market conditions, at least 80% of its total managed assets in U.S. TIPS unless it provides shareholders with at least 60 days' written notice of such change.

    CREDIT QUALITY. The Fund may invest up to 20% of its total managed assets in bonds that are below investment grade quality at the time of purchase. Investment grade quality bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's, S&P or Fitch or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. If a bond is rated differently by two or more nationally recognized rating agencies, Western Asset may rely on the higher rating if it believes that rating to be more accurate. The Fund expects that the initial dollar-weighted credit quality of its bond portfolio (upon full investment of the proceeds of the offering) will be AA-. However, the portfolio's credit quality will vary from time to time. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for bonds that are graded Baa or BBB (or that are of comparable quality) or lower to make principal and interest payments than is the case for higher quality bonds. As described under "Risks--Lower Grade and Unrated Securities Risk," bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." The Fund may purchase unrated securities (which are not rated by a rating agency) if Western Asset determines that the securities are of a quality comparable to rated securities that the Fund may purchase.

    The Fund's credit quality policies depend in part on credit ratings developed by rating agencies such as Moody's, S&P and Fitch. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The ratings of a debt security may change over time. Rating agencies monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, rated debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held. See "Risks-- Lower Grade and Unrated Securities Risk."

    The credit quality policies described in this prospectus and the Statement of Additional Information apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or Western Asset downgrades its assessment of the credit characteristics of a particular issue. Therefore, the Fund may hold securities rated below C or comparably unrated, which would include securities in default. See "--Investments--Lower Grade Securities." In determining whether to retain or sell such a security, Western Asset may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. For purposes of the Fund's credit quality policies, the Fund will consider a bond that has been assigned any rating by a rating agency within the category Baa/BBB to be rated Baa/BBB grade by such rating agency (E.G., a bond rated BBB- will be considered to be a bond graded BBB). Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of debt securities.

    DURATION. As part of the management of the Fund, Western Asset will manage the effective duration of the Fund's portfolio. The Fund currently expects that the average effective duration of its portfolio will range between zero and 15 years, although this target duration may change from time to time. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of four years, its price will fall about 4% when interest rates rise by 1%. Conversely, the bond's price will rise about 4% when interest rates fall by 1%.

INVESTMENTS

    U.S. TIPS. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS. U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted CPI-U, calculated with a three-month lag).

    The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although it is possible that U.S. TIPS with other maturities will be issued in the future. U.S. TIPS have previously been issued with maturities of five, ten or thirty years. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond.

    Investing in U.S. TIPS involves certain risks. See "Risks--Risks Relating to U.S. TIPS." The Fund may invest in inflation-protected securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-protected securities held by the Fund would have characteristics similar to those described above.

    U.S. GOVERNMENT SECURITIES. The Fund intends to invest primarily in U.S. TIPS, which are a type of U.S. government security, and may also invest in other types of U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. U.S. government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk.

    LOWER GRADE SECURITIES. The Fund may invest up to 20% of its total managed assets in bonds that are not, at the time of investment, investment grade quality. Investment grade bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's, S&P or Fitch or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. The lowest rated bonds in which the Fund may invest are securities rated in the category "C" at the time of purchase or determined by Western Asset to be of comparable quality. Securities rated "C" are considered highly speculative and may include situations where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt may have some quality and protective characteristics, those characteristics are outweighed by large uncertainties or major risk exposure to adverse conditions. The credit quality policies described in this prospectus and the Statement of Additional Information apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or Western Asset downgrades its assessment of the credit characteristics of a particular issue. Therefore, the Fund may hold securities rated below C or comparably unrated, which would include securities in default. As described under "Risks--Lower Grade and Unrated Securities Risk," bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds."

    CORPORATE BONDS. The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates, and may also be affected by the credit rating of the corporation, the corporation's performance, perceptions of the corporation in the marketplace and general market liquidity. The value of the intermediate- and longer-term corporate bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by a bond.

    MORTGAGE-RELATED SECURITIES. The Fund may invest up to 20% of its total managed assets in mortgage-related securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

    The Fund may invest in commercial mortgage-related securities. Commercial mortgage-related securities represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. These securities may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

    Other mortgage-related securities in which the Fund may invest include residential mortgage-related securities, mortgage pass through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals, stripped mortgage backed securities ("SMBSs"), interests in real estate mortgage investment conduits, adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The mortgage-related securities in which the Fund may invest include those with fixed interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

    The Fund may also invest in other asset-backed securities that are offered in the marketplace. Please see "Risks--Mortgage Related-Securities Risk" and the Statement of Additional Information under "Investment Objectives and Policies--Mortgage-Related and Other Asset-Backed Securities" for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS. A reverse repurchase agreement is a portfolio management technique in which the Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash, which the Fund then uses to purchase additional investments. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including an interest payment. While engaging in reverse repurchase agreements, the Fund may maintain cash or securities in a segregated account or may otherwise enter into positions that would cover such obligations. To the extent assets are segregated or the Fund's obligation is otherwise "covered" (as described in "Preferred Shares and Other Leverage--Other Forms of Leverage"), these instruments will not be considered leverage for purposes of the 1940 Act, and thus will not be subject to the 300% asset coverage test described under "Preferred Shares and Other Leverage." However, the Fund considers such instruments to be leverage for purposes of its policy on the amount of leverage it may incur. Under current market conditions, the Fund currently expects to engage in reverse repurchase agreements and dollar roll transactions during the period prior to the issuance of any preferred shares, as a substitute form of leverage for all or a portion of such preferred shares. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition.

    The Fund may also enter into dollar roll transactions in which the Fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the income that is received from the initial sale.

    The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected. In addition, the interest costs associated with reverse repurchase agreements and dollar roll transactions will reduce the Fund's net asset value and could, in some circumstances, leave the Fund worse off than if it had not used such instruments. For purposes of calculating the Fund's total managed assets, any liability associated with reverse repurchase agreements or dollar roll transactions will not be taken into account.

    SHORT SALES. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund's custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. Although it does not currently expect to do so under normal market conditions, the Fund may engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses could be unlimited.

    CREDIT DEFAULT SWAPS. The Fund may enter into credit default swap contracts for investment purposes and to leverage its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. These payments are based on the difference between an interest rate applicable to the relevant issuer and a benchmark interest rate for a given maturity. If no default occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.

    For hedging purposes, the Fund may also purchase credit default swaps, in which case it would make periodic payments to the counterparty in exchange for the right to receive the notional value of the underlying debt obligation in the event of a default. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of liquid assets. To the extent assets are segregated, these transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur.

    LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities in order to earn income. The Fund will receive collateral in cash or high quality securities at least equal to the current value of the loaned securities. The Fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the Fund's total assets.

    DERIVATIVES. The Fund may, but is not required to, use a variety of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and often may relate to individual debt instruments, interest rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, warrants and swaps. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--Derivatives Risk."

    WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may buy and sell bonds on a when-issued, delayed delivery or forward commitment basis, with settlement occurring at a later date, normally within 45 days of the trade date. These transactions involve risk because no interest accrues on the bonds prior to settlement and because the value of the bonds at time of delivery may be less (or more, in the case of a sale by the Fund) than cost (or the agreed upon price). When such transactions are outstanding, the Fund may segregate until the settlement date assets determined to be liquid by Western Asset in an amount sufficient to meet its obligations. To the extent assets are segregated, these transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur.

    PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Holders of preferred stock may also suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

    STRUCTURED NOTES AND RELATED INSTRUMENTS. The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations the principal and/or interest of which is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations and banks as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. Western Asset may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio.

    While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured investments may also involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, Western Asset believes that most structured instruments are illiquid. The Fund may invest up to 20% of its total managed assets in illiquid securities. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by Western Asset, principal and/or interest payments received on the structured instrument may be substantially less than expected. In addition, if Western Asset uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

    OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other closed-end or open-end investment companies that invest primarily in bonds or other securities and instruments of the types in which the Fund may invest directly. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or preferred shares, during periods when there is a shortage of attractive bonds available in the market, or when Western Asset believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Investment Advisor, Western Asset or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Western Asset will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the sections entitled "Risks--Leverage Risk" and "Preferred Shares and Other Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Western Asset. For purposes of the Fund's investment policies, an investment in such investment companies will be (1) treated as an investment in U.S. TIPS (to the extent the underlying investment company invests under normal market conditions at least 80% of its total assets in U.S. TIPS) and (2) assigned a credit rating deemed appropriate by Western Asset.

    NEW SECURITIES AND OTHER INVESTMENT TECHNIQUES. New types of securities and other investment and hedging practices are developed from time to time. Western Asset expects, consistent with the Fund's investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if Western Asset believes that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, Western Asset may use investment techniques and instruments that are not specifically described herein.

                      PREFERRED SHARES AND OTHER LEVERAGE

PREFERRED SHARES

    Under current market conditions, the Fund anticipates that it will offer preferred shares, within one to three months of the completion of this offering, representing approximately 33% of the Fund's total managed assets, measured immediately after the issuance of the preferred shares. There is no assurance that the Fund will issue preferred shares.

    If issued, the preferred shares would have complete priority upon distribution of assets over the common shares. The issuance of preferred shares will leverage the common shares. The use of leverage involves special risks, and there is no assurance that the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the preferred shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the net proceeds of the preferred shares in intermediate- to longer-term bonds and other securities and instruments in accordance with the Fund's investment objectives and policies. The preferred shares will pay dividends based on shorter-term rates (which would be redetermined periodically by an auction or similar process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares (after taking expenses into consideration), the issuance of preferred shares will allow Common Shareholders to receive a higher current rate of return than if the Fund were not so leveraged.

    Changes in the value of the Fund's portfolio (including investments bought with the proceeds of the preferred shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Investment Advisor and Western Asset will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's average weekly assets, including the proceeds from the issuance of preferred shares or other leverage. See "Risks--Leverage Risk" and "Management of the Fund--Investment Advisor and Investment Manager." In addition, fees and expenses paid by the Fund are borne entirely by the Common Shareholders (and not by the holders of preferred shares, if any). These include costs associated with any offering of preferred shares by the Fund (which costs are estimated to be approximately 1.30% of the total dollar amount of a preferred share offering), which will be borne immediately by the Common Shareholders (as will the costs associated with any borrowings or other forms of leverage utilized by the Fund) and result in a reduction of the net asset value of the common shares.

    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund meets the applicable asset coverage requirements of the 1940 Act (the "1940 Act Asset Coverage Test"). This test requires that the value of the Fund's total assets, less all liabilities and indebtedness not representing senior securities (as defined in the 1940
Act), be at least 200% of the liquidation value of the outstanding preferred shares and the amount of certain other outstanding forms of leverage. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the 1940 Act Asset Coverage Test is satisfied. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to meet the 1940 Act Asset Coverage Test. If the Fund has preferred shares outstanding, two of the Fund's Trustees will be elected by the holders of preferred shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the unlikely event that the Fund fails to pay dividends on preferred shares for two years, holders of the preferred shares would be entitled to elect a majority of the Trustees of the Fund.

    The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue a rating or ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act or the Fund's own policies. Such guidelines could limit the Fund's investment flexibility and affect the return on the common shares. However, it is not currently anticipated that these covenants or guidelines will significantly impede Western Asset from managing the Fund's portfolio in accordance with the Fund's investment objectives.

EFFECTS OF LEVERAGE

    Assuming that the Fund issues preferred shares and enters into reverse repurchase agreements equal to 38% of the Fund's total managed assets and that the average annual preferred share dividend rate and reverse repurchase agreement interest rate are 1.70%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed .65% in order to cover the dividend payments on the preferred shares and interest payments on the reverse repurchase agreements. Of course, these numbers are merely estimates used for illustration. Actual preferred share dividend rates and reverse repurchase agreement interest rates will vary frequently and may be significantly higher or lower than the rate estimated above.

    The following table is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects the issuance of preferred shares and the use of reverse repurchase agreements representing in the aggregate 38% of the Fund's total managed assets and the Fund's currently projected annual preferred share dividend rate and reverse repurchase agreement interest rate of 1.70%.

Assumed Portfolio Total
  Return (Net of
  Expenses)..............  (10.00)%  (5.00)%      0 %  5.00%  10.00%
Common Share Total
  Return.................  (17.17)%  (9.11)%  (1.04)%  7.02%  15.09%

    Common share total return is composed of two elements--the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on preferred shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the preceding table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects the performance of the Fund's portfolio and not the performance of the Fund's common shares, the value of which will be determined by market forces and other factors.

OTHER FORMS OF LEVERAGE

    In addition to the issuance of preferred shares, the Fund may use a variety of other strategies to leverage its portfolio. The Fund currently expects to use reverse repurchase agreements, short sales, options, futures contracts, credit default swaps, dollar rolls and/or other investment techniques for these purposes. The Fund may (but is not required to) cover its commitments under these instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, (1) they will not be considered "senior securities" under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage other than preferred shares issued by the Fund (see below) and (2) investments in these instruments (other than reverse repurchase agreements and dollar roll transactions) will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur or considered "leverage" for purposes of total managed assets. The Fund's use of preferred shares, reverse repurchase agreements or dollar roll transactions (whether or not covered) and other forms of leverage will not exceed 38% of its total managed assets, measured immediately after the issuance of the leverage. Although the Fund does not currently intend to borrow from banks or other financial institutions or issue commercial paper in order to leverage its portfolio, it may do so in the future. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks, including those leverage risks described above with respect to preferred shares. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

    Under the 1940 Act, the Fund generally is not permitted to engage in most forms of leverage other than preferred shares (including through the use of bank borrowings, the issuance of commercial paper or the use of reverse repurchase agreements, credit default swaps, dollar roll transactions and other derivatives to the extent that these instruments are not covered) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to indebtedness prescribed by the 1940 Act, I.E., the value of the Fund's total assets less liabilities (other than the leverage and other senior securities) is at least 300% of the principal amount of such leverage. In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, such asset coverage test is satisfied. If the Fund borrows, it intends, to the extent possible, to prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

                                     RISKS
NO OPERATING HISTORY

    The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

INVESTMENT RISK

    An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

MARKET DISCOUNT RISK

    Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and the Fund's shares may trade at a price that is less than the initial offering price. Net asset value will be reduced immediately following the initial offering by a 4.5% sales load charge and offering costs and organizational expenses reimbursed (if any) by the Fund. The risk of investing in a newly organized, closed-end investment company may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering. The common shares are designed for long-term investors and should not be treated as trading vehicles.

INTEREST RATE RISK

    Interest rate risk is the risk that bonds (and the Fund's total managed assets) will change in value because of changes in interest rates. This is true of all bonds, including U.S. TIPS. Generally, bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Fund will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's bond holdings. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The value of the intermediate- and longer-term bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Fund will invest primarily in intermediate-to-longer-term bonds, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage will increase common share interest rate risk. See "--Leverage Risk."

    The Fund may utilize certain strategies, including swaps, futures contracts, options on futures and options based on U.S. Treasury securities, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful. See "How the Fund Manages Risk--Hedging and Related Strategies."

RISKS RELATING TO U.S. TIPS

    The value of inflation-protected securities such as U.S. TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of U.S. TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of U.S. TIPS. Although the principal value of U.S. TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond.

    Any increase in principal value caused by an increase in the CPI-U (described below) is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. See "Tax Matters."

    If real interest rates rise (I.E., if interest rates rise for reasons other than inflation (for example, due to changes in currency exchange rates)), the value of the U.S. TIPS in the Fund's portfolio will decline. Moreover, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

    The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted CPI-U, which the U.S. Bureau of Labor Statistics calculates monthly. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI-U includes a three-month lag for purposes of determining the principal value of U.S. TIPS which, consequently, could have a negative impact on the value of U.S. TIPS under certain market conditions.

    The U.S. Treasury only began issuing inflation-protected securities in 1997, and, as a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although U.S. TIPS with different maturities have been issued in the past and may be issued in the future.

CREDIT RISK

    Credit risk is the risk that the Fund could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, reverse repurchase agreement, loan of portfolio securities or similar transaction, is unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. In addition, a bond held by the Fund could decline in price because the issuer of the bond experiences or is perceived to experience a decline in its financial status.

    Not all U.S. government securities are backed by the full faith and credit of the United States. Some securities, such as securities issued by Freddie Mac, are backed only by the credit of the issuing agency or instrumentality. Accordingly, credit risk exists with respect to these securities. U.S. TIPS are backed by the full faith and credit of the United States.

LOWER GRADE AND UNRATED SECURITIES RISK

    The Fund may invest up to 20% of its total managed assets in bonds that are below investment grade quality at the time of purchase. Holding lower grade securities involves special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, lower grade securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. Lower grade securities are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category may also be considered to possess some speculative characteristics.

    The market values of lower grade securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. Certain emerging market governments that issue lower grade securities are among the largest debtors to commercial banks, governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

    Unrated securities may be less liquid than comparable rated securities and involve the risk that Western Asset may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower grade securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund holds lower grade and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on Western Asset's credit analysis than if the Fund held exclusively higher-quality and rated securities.

LEVERAGE RISK

    The use of leverage--through the issuance of preferred shares and borrowing of money and, under certain circumstances, reverse repurchase agreements, short sales, futures contracts, credit default swaps, dollar roll transactions and other investment techniques (see "Preferred Shares and Other Leverage--Other Forms of Leverage")--to purchase additional investments creates an opportunity for increased common share net investment income dividends, but also creates special risks for Common Shareholders. Leverage is a speculative technique that will expose the Fund to greater risk and increased costs. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund's net asset value. The Fund will also have to pay dividends with respect to preferred shares and/or interest with respect to other forms of leverage, which may reduce the Fund's return, and this dividend and interest expense may be greater than the Fund's return on the underlying investment. There is no assurance that the Fund's leveraging strategy will be successful.

    If leverage is employed, the net asset value and market value of the common shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on any preferred shares and interest rates on other forms of leverage. The Fund anticipates that any preferred shares, at least initially, would likely pay dividends at rates determined over relatively shorter-term periods, by providing for the periodic redetermination of the dividend rate through an auction or similar process. See "Description of Shares--Preferred Shares." Likewise, the Fund anticipates that interest rates on other forms of leverage, if incurred, will also be based on shorter-term rates. The rates of return on intermediate-to-longer-term bonds, such as those in which the Fund expects primarily to invest, are typically, although not always, higher than shorter-term rates of return. If the interest and dividend rates on leverage approach the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders will be reduced. If the interest and dividend rates on leverage exceed the net rate of return on the Fund's portfolio, the use of leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. Since the intermediate- and longer-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the interest rates on the leverage will be adjusted periodically, this could occur even when both longer-term and shorter-term rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the use of any leverage. Accordingly, there can be no assurance that the use of leverage would result in a higher yield or return to Common Shareholders.

    Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, any leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In these cases, the Fund might be in danger of failing to maintain the required 200% asset coverage on the preferred shares or the required 300% asset coverage on forms of leverage other than preferred shares, or of losing its expected AAA/Aaa ratings on the preferred shares. In an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares. This could occur, for example, if the yield curve becomes inverted (I.E., short term interest rates are higher than long term interest rates). In order to counteract such an event, the Fund might need to liquidate investments in order to pay a dividend on preferred shares or fund a redemption of some or all of the preferred shares. Liquidation at times of low bond prices may result in capital loss and may reduce returns to Common Shareholders.

    While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

    The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund's common shares and the returns to Common Shareholders.

    The Fund may also invest in derivative instruments, which may amplify the effects of leverage and may adversely affect the Fund's net asset value per share and income and distributions to Common Shareholders. See "--Derivatives Risk" and the Statement of Additional Information under "Investment Objectives and Policies--Derivative Instruments."

    Because the fees received by the Investment Advisor and Western Asset are based on the average weekly assets of the Fund (including assets represented by preferred shares and other leverage), the Investment Advisor and Western Asset have a financial incentive for the Fund to issue preferred shares and incur other leverage, which may create a conflict of interest with the Common Shareholders.

ISSUER RISK

    The value of a corporate debt instrument may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

SMALLER COMPANY RISK

    The general risks associated with corporate debt obligations are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees. As a result, they may be subject to greater levels of credit, interest rate and issuer risk. Securities of smaller companies may trade less frequently and in less volume than more widely held securities, and their values may fluctuate more sharply than the values of other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

COUNTRY RISK

    Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of these securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a country other than the United States.

    In general, less information is publicly available about these companies than about U.S. companies. These companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

    Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the issuing government. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Fund to pursue its rights against such government in that country's courts. Some countries and governments have defaulted on principal and interest payments.

    In addition, the Fund's investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, these securities may be subject to withholding taxes, and special U.S. tax considerations may apply.

    In addition to brokerage commissions, custodial services and other costs relating to investment in non-U.S. countries are generally more expensive than in the United States. Such markets have at times been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of a security due to settlement problems could result in losses to the Fund due to subsequent declines in the value of the security.

EMERGING MARKETS RISK

    Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers outlined above, but to a heightened degree. Among others, these types of investments can include not only "Brady Bonds" (bonds issued as a result of a debt restructuring plan), but also Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans and other debt instruments. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Because the Fund may invest up to 20% of its total managed assets in securities or instruments of emerging market issuers, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments in the Fund.

MORTGAGE-RELATED SECURITIES RISK

    Mortgage-related securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-related securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the Fund's return is similar to that discussed above for prepayment risk.

    When market interest rates increase, the market values of mortgage- related securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-related securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund's portfolio. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-related securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which will be made at par, will cause the Fund to experience a loss equal to any unamortized premium.

    SMBS are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped securities may be more volatile and less liquid than that for other securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

    Mortgage-related securities are sold in different classes that have different levels of risk. The Fund may invest in junior classes of mortgage-related securities that may have a rating below investment grade and therefore are riskier investments than higher rated securities. See "--Lower Grade and Unrated Securities Risk." The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

PREPAYMENT RISK

    Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates decline. Accordingly, holders of securities that may be called or prepaid may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off. Prepayments may cause losses on securities purchased at a premium, and unscheduled prepayments, which will be made at par, will cause the Fund to experience a loss equal to any unamortized premium.

REINVESTMENT RISK

    Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund reinvests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

DERIVATIVES RISK

    The Fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over-the-counter"). The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although Western Asset has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

    Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives transactions requires sophisticated management, and the Fund will depend on Western Asset's ability to analyze and manage derivatives transactions. Derivatives transactions also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. See "--Leverage Risk." The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. As a result, the Fund's use of derivatives (whether used for hedging purposes or otherwise) may result in a lower return than if it had not used derivatives.

    Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter instruments will not be liquid. Derivatives instruments may be subject to wide fluctuations in market value, and the Fund may be subject to significant delays in disposing of them. Accordingly, the Fund may be forced to close derivatives positions at less than fair market value or may not be able to close them when Western Asset believes it is desirable to do so.

    The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The value of the derivatives in the Fund's portfolio will not exceed 20% of the Fund's total managed assets.

INFLATION/DEFLATION RISK

    Inflation risk is the risk that the Fund's assets or income from the Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's portfolio could decline. Inflation risk is expected to be greater with respect to the Fund's investments in securities or instruments other than U.S. TIPS. Deflation risk is the risk that prices throughout the economy may decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Because the principal amounts of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investment in such securities.

TURNOVER RISK

    The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions the Fund's turnover rate may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

MANAGEMENT RISK

    The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Also, the Investment Advisor is newly organized and has not previously served as an investment advisor to an investment company, although an affiliate of the Investment Advisor acts as servicing agent to various investment companies.

ANTI-TAKEOVER PROVISIONS

    The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status or change the composition of the Board of Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust." These provisions in the Declaration could have the effect of depriving Common Shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

MARKET DISRUPTION AND GEOPOLITICAL RISKS

    The aftermath of the war with Iraq and the continuing occupation of the country by coalition forces are likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period, and the occurrence of similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the common shares.

CERTAIN AFFILIATIONS

    Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Advisor and/or Western Asset. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                           HOW THE FUND MANAGES RISK
INVESTMENT LIMITATIONS

    The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. Certain of these limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding common shares and, if issued, preferred shares voting together as a single class, and the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding preferred shares voting as a separate class. Only those limitations expressly designated as such are fundamental investment limitations. All other polices or restrictions may be changed without shareholder approval.

    The Fund may not invest 25% or more of its total assets, except as noted below, in a particular industry or group of industries.

    As a diversified investment company under the 1940 Act, the Fund currently may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

    As described in the Statement of Additional Information, the Fund's industry concentration policy described above does not preclude it from investing 25% or more of its total assets in issuers in a group of industries (such as different types of technology issuers) under certain circumstances. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities will not be considered to represent an industry. In addition, as described in the Statement of Additional Information, the Fund may invest 25% or more of its total assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. or foreign banks under certain circumstances.

    The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above or in the Statement of Additional Information in order to obtain and maintain a rating or ratings from Moody's, S&P and/or Fitch on the preferred shares that it intends to issue, including restrictions on its ability to incur leverage through the use of reverse repurchase agreements, credit default swaps, futures contracts, short sales, options, dollar rolls or related investments. Such guidelines could limit the Fund's investment flexibility and affect the return on the common shares. However, it is not currently anticipated that these guidelines will significantly impede Western Asset from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. See "Investment Objectives and Policies" and "Investment Restrictions" in the Statement of Additional Information.

QUALITY OF INVESTMENTS

    The Fund will invest at least 80% of its total managed assets in U.S. TIPS, which are backed by the full faith and credit of the United States government.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

    The Fund may take certain actions if market conditions change (or the Fund anticipates such a change) and the Fund's leverage begins (or is expected) to affect Common Shareholders adversely. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in shorter-term, high quality securities) or may reduce its indebtedness or extend the maturity of outstanding preferred shares. The Fund may also attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or reducing any holdings in reverse repurchase agreements, credit default swaps, futures, short sales, options, dollar rolls or other instruments that create leverage. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on Western Asset's ability to predict interest rate or other market changes accurately. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described in this paragraph.

    If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued preferred shares or preferred shares that the Fund previously issued but later repurchased or may utilize reverse repurchase agreements, credit default swaps, dollar roll transactions or other forms of leverage, including bank borrowings.

HEDGING AND RELATED STRATEGIES

    The Fund may use various investment strategies designed to limit risk and to preserve capital. These hedging strategies may include, among others, the use of swaps, futures contracts, short sales, options on futures or options based on U.S. Treasury securities, an index of longer-term securities or other instruments. Under current market conditions, the Fund initially intends to hedge all or a portion of the U.S. TIPS component of its portfolio by purchasing put options that should increase in value if U.S. interest rates were to rise significantly. In addition, under current market conditions, the Fund initially intends to hedge all or a portion of the emerging markets debt in its portfolio by purchasing put options that should increase in value if the value of such emerging markets debt were to decline significantly. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies can offset some or all of the loss incurred on the Fund's investments due to adverse changes in interest rates or inflation rates or other factors. There is no assurance that these hedging strategies (including the purchase of put options described above) will be available at any time, that Western Asset will use them for the Fund if available or that they will be successful if used. Hedging transactions involve costs and may result in losses to the Fund. Under some circumstances (E.G., if interest rates decline, or if interest rates rise, but not to a significant extent), the Fund might have been better off not attempting to hedge its portfolio or a portion of its portfolio, because the hedging strategies would not have been successful (and thus the Fund's net asset value would have declined) and the Fund would have incurred costs (E.G., the price paid to purchase the put options) to establish such hedging positions.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    There are currently five Trustees of the Fund, two of whom are "interested persons" (as defined in the 1940 Act) and three of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISOR AND INVESTMENT MANAGER

    Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's Investment Advisor. The Investment Advisor is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and certain of the Fund's business affairs and other administrative matters. The Investment Advisor is a Delaware limited liability company with principal offices located at 210 N. Hale Street, Wheaton, Illinois 60187. The Investment Advisor is newly organized and has not acted previously as an investment advisor to an investment company. It is expected that the Investment Advisor will become the investment advisor to an investment company unaffiliated with the Fund prior to the distribution of the Fund's common shares.

    Western Asset Management Company acts as the Fund's investment manager. Western Asset will furnish a continuous investment program for the Fund and make investment decisions with respect to the Fund's assets. Western Asset, established in 1971 and since 1986 a wholly-owned subsidiary of Legg
Mason, Inc., acts as investment advisor to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101. Total assets under management by Western Asset and its London-based affiliate, Western Asset Management Company Limited, were approximately $147 billion as of December 31, 2003.

PORTFOLIO MANAGERS

    Western Asset does not employ individual portfolio managers to determine the investments of the Fund. Instead, the Fund's investments will be the responsibility of Western Asset's Investment Strategy Group, which is currently chaired by Western Asset's Chief Investment Officer and which also currently includes Western Asset's Deputy Chief Investment Officer, its Senior Economist and the head of each sector group.

INVESTMENT ADVISORY AGREEMENT AND INVESTMENT MANAGEMENT AGREEMENT

    Pursuant to an investment advisory agreement between the Investment Advisor and the Fund (the "Investment Advisory Agreement"), the Fund has agreed to pay the Investment Advisor an annual advisory fee payable on a monthly basis at the annual rate of .60% of the Fund's average weekly assets for the services it provides. "Average weekly assets" means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "average weekly assets," neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instruments or transactions used by Western Asset to leverage the Fund's portfolio (whether or not such instruments or transactions are "covered" as described in this prospectus) is considered a liability. With respect to reverse repurchase or dollar roll transactions, "average weekly assets" includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. The Investment Advisory Agreement automatically terminates on assignment (as defined in the 1940 Act). The Investment Advisory Agreement may also be terminated on 60 days' written notice by the Investment Advisor to the Fund or by the Fund to the Investment Advisor.

    Pursuant to an investment management agreement between the Investment Advisor and Western Asset (the "Investment Management Agreement"), the Investment Advisor will pay a portion of the fees it receives from the Fund to Western Asset in return for Western Asset's services at the annual rate of .27% of the Fund's average weekly assets. The Investment Management Agreement automatically terminates on assignment. The Investment Management Agreement may also be terminated on 60 days' written notice by Western Asset to the Investment Advisor, or by the Fund at any time by written notice to each of the Investment Advisor and Western Asset.

    Because the fees received by the Investment Advisor and Western Asset are based on the average weekly assets of the Fund (including assets represented by preferred shares and other leverage), the Investment Advisor and Western Asset have a financial incentive for the Fund to issue preferred shares and incur other leverage, which may create a conflict of interest between the Investment Advisor and Western Asset and the Common Shareholders.

EXPENSES

    In addition to the fees of the Investment Advisor, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those who are "interested persons" of the Fund within the meaning of the 1940 Act), fees of the administrator, custodial expenses, transfer agency and dividend disbursing expenses, listing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

ADMINISTRATOR

    Under an Administrative Services Agreement with the Fund, Legg Mason Fund Adviser, Inc. (the "Administrator"), an affiliate of Western Asset, provides certain administrative and accounting functions for the Fund, including, among others, coordination of the services provided by the Fund's service providers (including the custodian, transfer agent, counsel and independent accountants), preparation, review and filing of various required reports and Securities and Exchange Commission forms, and the provision of certain office space and personnel necessary to the Fund's operations. In consideration of these services, the Fund will pay the Administrator a fee, paid monthly, at an annual rate of $125,000.

                                NET ASSET VALUE

    Net asset value per common share will be determined for the Fund as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. In the event that it is not practicable to calculate the Fund's net asset value on any business day for which a calculation is required, the Fund's net asset value for that day may be calculated subsequently. The New York Stock Exchange is normally closed on all national holidays and Good Friday. To calculate the Fund's net asset value per common share, the Fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of common shares outstanding.

    Portfolio securities and other assets for which market quotations are readily available are valued at current market value as determined by pricing services, broker-dealer quotations or other approved methods. Securities with remaining maturities of 60 days or less are generally valued at amortized cost. Unless certain unusual circumstances occur (including those described in the following paragraph), fixed income securities for which daily market quotations are not readily available will, to the extent appropriate under the circumstances, be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.

    Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. Because of time zone differences, non-U.S. exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange. The principal markets for fixed income securities also generally close prior to the close of the New York Stock Exchange. Consequently, values of non-U.S. investments and fixed income securities will be determined as of the earlier closing of such exchanges and markets. However, events affecting the values of such non-U.S. investments and fixed income securities may occasionally occur between the earlier closings of such exchanges and markets and the closing of the New York Stock Exchange that will not be reflected in the computation of the net asset value. If an event that is likely materially to affect the value of such investments occurs during such period, then such investments will be valued at fair value as determined in good faith by the Trustees or persons acting at their direction.

                                 DISTRIBUTIONS

    The Fund intends to distribute to Common Shareholders monthly dividends of all or a portion of its net investment income after payment of dividends to holders of preferred shares and interest in connection with other forms of leverage (if applicable). It is expected that the initial monthly dividend on the Fund's common shares will be declared within approximately 45 days, and paid approximately 60 to 90 days, after completion of this offering. The Fund expects that all or a portion of any capital gain will be distributed at least annually.

    In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on inflation-indexed bonds, zero-coupon bonds, step-ups and payment-in-kind securities. Because the Fund will not on a current basis receive cash payments from the issuers of these securities in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements, and to eliminate any federal income tax liability at the fund level, even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value. Please see "Tax Matters--Original Issue Discount and Payment-in-Kind Securities" in the Statement of Additional Information.

    Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage, if any, utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value, and, correspondingly, distributions from undistributed income will be deducted from the Fund's net asset value. Common Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's Dividend Reinvestment Plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

    Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional common shares by EquiServe, as agent for the Common Shareholders (the "Plan Agent"), unless the Common Shareholder elects to receive cash. A Common Shareholder may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Agent at the address set forth in this section below. An election to receive cash may be revoked or reinstated at the option of the Common Shareholder.

    In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor's behalf) will be paid in cash by check mailed to the record holder by EquiServe, as the Fund's dividend disbursement agent.

    Unless a Common Shareholder (or a Common Shareholder's broker or nominee) elects not to participate in the Plan, the number of common shares that the Common Shareholder will receive will be determined as follows:

    (1) if common shares are trading at or above net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market) on the payment date, the Fund will issue new shares at the greater of (i) the net asset value per common share on the payment date and (ii) 95% of the market price per common share on the payment date; or

    (2) if common shares are trading below net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market) on the payment date, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

    A Common Shareholder may withdraw from the Plan at any time by giving notice to the Plan Agent and such termination will be effective if notice is received by the Plan Agent one business day prior to a distribution record date. If a Common Shareholder withdraws or the Plan is terminated, the Common Shareholder will receive a certificate for each whole share in its account under the Plan and will receive a cash payment for any fraction of a share in that account. At the Common Shareholder's option, the Plan Agent will sell the shares and send the Common Shareholder the proceeds, minus brokerage commissions.

    The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information Common Shareholders may need for tax records. Common shares in an account will be held by the Plan Agent in non-certificated form. Any proxy a Common Shareholder receives will include all common shares the Common Shareholder has received under the Plan.

    There is no brokerage charge for reinvestment of dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

    Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

    The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from EquiServe Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010.

                             DESCRIPTION OF SHARES

COMMON SHARES

    The Declaration authorizes the issuance of an unlimited number of common shares. The common shares will be issued without par value. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever preferred shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless (1) all accrued dividends on preferred shares and interest with respect to certain forms of the Fund's indebtedness have been paid, (2) asset coverage (as defined in the 1940 Act) tests with respect to the preferred shares and certain forms of indebtedness of the Fund are satisfied after giving effect to the distributions and (3) other requirements imposed by any rating agency or rating agencies rating any preferred shares issued by the Fund have been met. See "Preferred Shares" below.

    The common shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

    Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest primarily in investment grade bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. In general, shares of closed-end investment companies trade at prices lower than net asset value more frequently than such shares trade at prices higher than net asset value. The Fund's Declaration limits the ability of the Fund to convert to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

    Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses and other factors), call protection, dividend stability, portfolio credit quality, interest rate movements, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, there can be no assurance that the common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and an investor should not purchase common shares of the Fund if he or she intends to sell them shortly after purchase. See "Preferred Shares and Other Leverage" and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

PREFERRED SHARES

    The Declaration authorizes the issuance of an unlimited number of preferred shares. The preferred shares will be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of Common Shareholders.

    The Fund's Board of Trustees has indicated its intention to authorize an offering of preferred shares (representing approximately 33% of the Fund's total managed assets) approximately one to three months after completion of the offering of common shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to Common Shareholders described in this prospectus. Although the terms of the preferred shares will be determined by the Board of Trustees (subject to applicable law and the Declaration) if and when it authorizes a preferred shares offering, it is expected that the preferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods, with the periodic redetermination of the dividend rate happening through an auction or a similar process. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the preferred shares will likely be as stated below.

    LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue preferred shares so long as the Fund meets the 1940 Act Asset Coverage Test. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless the 1940 Act Asset Coverage Test is satisfied immediately after the declaration. If the Fund sells all the common shares discussed in this prospectus and preferred shares are issued, the liquidation value of the preferred shares immediately after their issuance is expected to be approximately 33% of the value of the Fund's total managed assets. The Fund intends, to the extent possible, to purchase or redeem preferred shares, if necessary, to ensure compliance with the 1940 Act Asset Coverage Test.

    DISTRIBUTION PREFERENCE. The preferred shares have complete priority over the common shares as to distribution of assets. Therefore, under certain circumstances, preferred shareholders may receive dividends when Common Shareholders do not.

    LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

    VOTING RIGHTS. Preferred shares are required to be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, holders of preferred shares will vote together with Common Shareholders as a single class.

    Holders of preferred shares, voting as a separate class, will also be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of preferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, the holders of all outstanding preferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

    The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of the outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

    REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES. The terms of the preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase preferred shares and resell any shares so tendered. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to common shares, while any resale of preferred shares by the Fund will increase such leverage. See "Preferred Shares and Other Leverage."

    The discussion above describes the Board of Trustees' present intention with respect to a possible offering of preferred shares. If the Board of Trustees determines to authorize such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above.

    As of the date of this prospectus, Western Asset owned of record and beneficially 6,981 common shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of common shares is completed, will control the Fund.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

    The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire, and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or holders of preferred shares, the Declaration provides that a Trustee may be removed only for cause and only (1) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for the purpose, or (2) by at least seventy-five percent (75%) of the remaining Trustees.

    As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (1) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's common shares, if less than thirty-six months); (2) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board; or
(3) prior to the sale of the common shares pursuant to an initial public offering only, serves as a Trustee.

    The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including common and preferred shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholder authorization would not be required by the Declaration, but might be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. The Declaration also requires the approval of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees for certain extraordinary distributions from the Fund to shareholders. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

    The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

    The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The provisions of the Declaration described above could have the effect of depriving Common Shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

    The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the Securities and Exchange Commission.

    Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

    The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Shares of a closed-end investment company frequently trade at prices lower than net asset value. The Fund's Board of Trustees will regularly monitor the relationship between the market price and net asset value of the common shares. Although the Fund has no present intention of repurchasing the common shares or taking other actions in response to any discount to net asset value, if the common shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider, among other things, the repurchase of common shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

    If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would likely no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. The Fund expects that it would pay all such redemption requests in cash, but reserves the right to pay redemption requests in securities or through a combination of cash and securities. If such full or partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. The Fund reserves the right to impose a sales load on its shares if it converts into an open-end investment company. If the Fund converted into an open-end company, the differences in risks and operational requirements between closed-end and open-end investment companies could affect the Fund's ability to achieve its investment objectives. Conversion to an open-end investment company would also require a shareholder vote under certain circumstances. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

    Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's common shares should trade at a substantial discount for an extended period of time, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

    The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

    The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

    To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its preferred shares, must qualify for the dividends-paid deduction. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class during the year in which the income is realized. In certain circumstances, the Service could take the position that dividends paid on the preferred shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund believes this position, if asserted, would be unlikely to prevail.

    If at any time when preferred shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem or purchase preferred shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemptions, which may result in transaction expenses and gain at the Fund level and in further distributions.

    The Fund's investments in certain debt obligations (including U.S. TIPS) may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any federal income tax liability under the Code.

    The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

    For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of net gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

    Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-for taxable years beginning on or before December 31, 2008.

    The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods, of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

    The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010. In order for a foreign investor to qualify for exemption from the back-up withholding-tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Please see "Tax Matters" in the Statement of Additional Information for additional information about backup withholding tax rates.

    This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. Common Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

                                  UNDERWRITING

    Subject to the terms and conditions stated in a purchase agreement dated February 24, 2004, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                                NUMBER OF
UNDERWRITER                                                   COMMON SHARES
-----------                                                   -------------
    Merrill Lynch, Pierce, Fenner & Smith
               Incorporated.................................   19,910,000
    Legg Mason Wood Walker, Incorporated....................    8,100,000
    A.G. Edwards & Sons, Inc................................    5,000,000
    Oppenheimer & Co. Inc...................................      650,000
    RBC Capital Markets Corporation.........................    3,900,000
    Wells Fargo Securities, LLC.............................    1,850,000
    Advest, Inc.............................................      350,000
    BB&T Capital Markets, a division of Scott &
    Stringfellow, Inc. .....................................      150,000
    Robert W. Baird & Co. Incorporated......................    1,700,000
    Ferris, Baker Watts, Incorporated.......................      350,000
    J.J.B. Hilliard, W.L. Lyons, Inc........................      500,000
    Janney Montgomery Scott LLC.............................    1,000,000
    McDonald Investments Inc., a KeyCorp Company............      650,000
    Quick & Reilly, Inc.....................................    2,000,000
    Ryan Beck & Co., Inc....................................    1,200,000
    SunTrust Capital Markets, Inc...........................    1,700,000
    TD Waterhouse Investor Services, Inc....................      350,000
    Wedbush Morgan Securities...............................      500,000
    Claymore Securities, Inc................................      200,000
    Deutsche Bank Securities Inc............................      180,000
    Harris Nesbitt Corp.....................................      180,000
    Piper Jaffray & Co......................................      180,000
    William Blair & Company, L.L.C..........................      100,000
    Crowell, Weedon & Co....................................      100,000
    D.A. Davidson & Co......................................      100,000
    Doft & Co., Inc.........................................      100,000
    Morgan Keegan & Company, Inc............................      100,000
    Parker/Hunter Incorporated..............................      100,000
    Stephens Inc............................................      100,000
    Stifel, Nicolaus & Company, Incorporated................      100,000
    Arthurs, Lestrange & Company, Incorporated..............       50,000
    Brean Murray & Co., Inc.................................       50,000
    C.E. Unterberg, Towbin..................................       50,000
    CMG Institutional Trading, LLC..........................       50,000
    Chatsworth Securities LLC...............................       50,000
    Dominick & Dominick LLC.................................       50,000
    Fifth Third Securities, Inc.............................       50,000
    Finance 500, Inc........................................       50,000
    First Southwest Company.................................       50,000
    Gilford Securities Incorporated.........................       50,000
    Hennion & Walsh, Inc....................................       50,000

                                                                NUMBER OF
UNDERWRITER                                                   COMMON SHARES
-----------                                                   -------------
    Howe Barnes Investments, Inc............................       50,000
    Wayne Hummer Investments LLC............................       50,000
    Huntleigh Securities Corporation........................       50,000
    Johnston, Lemon & Co. Incorporated......................       50,000
    LaSalle St. Securities, LLC.............................       50,000
    Leerink Swann & Company.................................       50,000
    Maxim Group LLC.........................................       50,000
    McGinn, Smith & Co., Inc................................       50,000
    Mesirow Financial, Inc..................................       50,000
    NatCity Investments, Inc................................       50,000
    National Securities Corporation.........................       50,000
    Needham & Company, Inc..................................       50,000
    Northeast Securities, Inc...............................       50,000
    David A. Noyes & Company................................       50,000
    Ormes Capital Markets, Inc..............................       50,000
    Pacific Crest Securities, Inc...........................       50,000
    Paulson Investment Company, Inc.........................       50,000
    Peacock, Hislop, Staley & Given, Inc....................       50,000
    Sanders Morris Harris Inc...............................       50,000
    Sands Brothers & Co., Ltd...............................       50,000
    The Seidler Companies Incorporated......................       50,000
    Source Capital Group Inc................................       50,000
    Southwest Securities, Inc...............................       50,000
    Spelman & Company.......................................       50,000
    Sterling Financial Investment Group, Inc................       50,000
    M.L. Stern & Co., LLC...................................       50,000
    Torrey Pines Securities, Inc............................       50,000
    J.P. Turner & Company, L.L.C............................       50,000
                                                               ----------
              Total.........................................   53,350,000
                                                               ==========

    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund, the Investment Advisor and Western Asset have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

    The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $.45 per share. The sales load the Fund will pay of $.675 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before February 27, 2004.

    The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                     PER SHARE  WITHOUT OPTION    WITH OPTION
                                     ---------  --------------    -----------
    Public offering price..........    $15.00    $800,250,000      $920,287,500
    Sales load.....................     $.675     $36,011,250       $41,412,938
    Estimated offering expenses....      $.03      $1,600,500        $1,840,575
    Proceeds, after expenses, to
  the Fund.........................   $14.295    $762,638,250      $877,033,987

    The offering costs borne by the Fund, which may include the reimbursement of certain expenses of Western Asset and Claymore Securities, are estimated at $1,600,500. The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03333% of the total price to the public of the common shares sold in this offering. The Advisors have agreed to pay the Fund's offering expenses (other than the sales load, but including the reimbursement of expenses described above) and the Fund's organizational expenses. Western Asset and Claymore Securities will each pay its own travel and marketing expenses incurred in connection with the Fund's offering. The Fund will reimburse the Advisors for the Fund's offering expenses to the extent that such expenses do not exceed the Reimbursement Cap. The Fund will reimburse the Advisors for the Fund's organizational expenses to the extent that such expenses, together with any reimbursement for offering expenses, do not exceed the Reimbursement Cap. The Fund will reimburse Western Asset and Claymore Securities for their travel and marketing expenses to the extent that such expenses, together with any reimbursement for offering and organizational expenses, do not exceed the Reimbursement Cap.

OVERALLOTMENT OPTION

    The Fund has granted the underwriters an option to purchase up to 8,002,500 additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional common shares proportionate to that underwriter's initial amount reflected in the above table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

    Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in the common shares in connection with the offering, I.E., if they sell more common shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize the price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

    Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

    The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

    The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

    The common shares will be sold to ensure that New York Stock Exchange distribution standards (I.E., round lots, public shares and aggregate market value) will be met.

OTHER RELATIONSHIPS

    The Investment Advisor has agreed to pay from its own assets additional compensation to Merrill Lynch. This additional compensation will be payable quarterly at the annual rate of .15% of the Fund's average weekly assets during the continuance of the Investment Advisory Agreement or other advisory agreement between the Investment Advisor and the Fund. Merrill Lynch has agreed to provide, as requested by the Investment Advisor, certain after-market support services to the Investment Advisor designed to maintain the visibility of the Fund on an ongoing basis and relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The total amount of these additional payments will not exceed 4.36667% of the total price to the public of the common shares sold in this offering.

    Claymore Securities, an affiliate of the Investment Advisor, will provide distribution assistance in connection with the sale of the common shares of the Fund and may pay compensation to its employees who assist in marketing securities. In connection with this distribution assistance, Claymore Securities will enter into an expense reimbursement and underwriter participation agreement with the Fund. To the extent that the Fund's reimbursement of offering, organizational and travel and marketing expenses (together, "Total Expenses") does not exceed the Reimbursement Cap, the Fund will pay Claymore Securities the difference between Total Expenses and the Reimbursement Cap as payment for its distribution assistance. The amount paid by the Fund to Claymore Securities for its distribution assistance, together with any reimbursement to Claymore Securities for its travel and marketing expenses, will not exceed .10% of the total price to the public of the common shares sold in this offering. Claymore Securities is a registered broker-dealer and a member of the National Association of Securities Dealers and is a party to the purchase agreement.

    The total amount of the additional compensation payments described above, the amount paid by the Fund to Claymore Securities for its distribution assistance and reimbursement of Claymore Securities' travel and marketing expenses, plus the amount paid by the Fund as the $.005 per common share partial reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the common shares sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of common shares, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the common shares sold in this offering.

    One or more of the underwriters of the common shares may also act as an underwriter of the Fund's preferred shares.

    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of Claymore Securities, Inc. is 210 N. Hale Street, Wheaton, Illinois 60187.

                          CUSTODIAN AND TRANSFER AGENT

    The custodian of the assets of the Fund is State Street Bank & Trust Company, 150 Newport Avenue AFB/4N, North Quincy, Massachusetts 02171. The custodian performs custodial and certain fund accounting services.

    EquiServe, 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund's transfer agent, registrar, and dividend disbursing agent, as well as agent for the Fund's Dividend Reinvestment Plan.

                                 LEGAL MATTERS

    Certain legal matters in connection with the common shares will be passed upon for the Fund by Ropes & Gray LLP, New York, New York, and for the underwriters by Clifford Chance US LLP. Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                        PAGE
                                                                        ----
Use of Proceeds.......................................................     1
Investment Objectives and Policies....................................     1
Investment Restrictions...............................................    33
Management of the Fund................................................    36
Investment Advisor, Investment Manager and Administrator..............    46
Portfolio Transactions................................................    49
Distributions.........................................................    51
Description of Shares.................................................    51
Anti-Takeover and Other Provisions in the Declaration of Trust........    54
Repurchase of Common Shares; Conversion to Open-End Fund..............    56
Tax Matters...........................................................    57
Performance-Related, Comparative and Other Information................    63
Proxy Voting Policies and Procedures..................................    64
Custodian, Transfer Agent and Dividend Disbursement Agent.............    64
Independent Accountants...............................................    64
Counsel...............................................................    64
Registration Statement................................................    64
Report of Independent Auditors........................................    65
Financial Statements..................................................    66
Appendix A--Description of Securities Ratings.........................   A-1
Appendix B--Proxy Voting Policies and Procedures......................   B-1
Appendix C--Procedures for Shareholders to Submit Nominee
  Candidates..........................................................   C-1

                                 PRIVACY POLICY

    We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

    From time to time, we may collect a variety of personal information about you, including:

    - Information we receive from you on applications and forms, via the telephone, and through our websites;

    - Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

    -  Information we receive from consumer reporting agencies.

    We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

    With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

    If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

    This notice is being provided on behalf of:

    Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Until March 20, 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

[Western Asset Logo]                                             [Claymore Logo]

                               53,350,000 SHARES

                             WESTERN ASSET/CLAYMORE
                  U.S. TREASURY INFLATION PROTECTED SECURITIES
                                     FUND 2

                      COMMON SHARES OF BENEFICIAL INTEREST
                                $15.00 PER SHARE

                               -----------------
                                   PROSPECTUS
                               -----------------

                              MERRILL LYNCH & CO.
                             LEGG MASON WOOD WALKER

                                  INCORPORATED
                           A.G. EDWARDS & SONS, INC.
                                  OPPENHEIMER
                              RBC CAPITAL MARKETS
                          WELLS FARGO SECURITIES, LLC
                                  ADVEST, INC.
                              BB&T CAPITAL MARKETS
                             ROBERT W. BAIRD & CO.
                              FERRIS, BAKER WATTS
                                  INCORPORATED
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                          JANNEY MONTGOMERY SCOTT LLC
                           MCDONALD INVESTMENTS INC.
                              QUICK & REILLY, INC.
                                RYAN BECK & CO.
                           SUNTRUST ROBINSON HUMPHREY
                                 TD WATERHOUSE
                           WEDBUSH MORGAN SECURITIES
                           CLAYMORE SECURITIES, INC.

                               FEBRUARY 24, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

            WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED
                                SECURITIES FUND 2

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 24, 2004


     Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund") is a newly organized, diversified, closed-end management investment company.


     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating thereto dated February 24, 2004 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-345-7999. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (the "SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS


                                                                                                   PAGE
                                                                                                   ----
USE OF PROCEEDS                                                                                       1
INVESTMENT OBJECTIVES AND POLICIES                                                                    1
INVESTMENT RESTRICTIONS                                                                              33
MANAGEMENT OF THE FUND                                                                               36
INVESTMENT ADVISOR, INVESTMENT MANAGER AND ADMINISTRATOR                                             46
PORTFOLIO TRANSACTIONS                                                                               49
DISTRIBUTIONS                                                                                        51
DESCRIPTION OF SHARES                                                                                51
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST                                       54
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND                                             56
TAX MATTERS                                                                                          57
PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION                                               63
PROXY VOTING POLICIES AND PROCEDURES                                                                 64
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT                                            64
INDEPENDENT ACCOUNTANTS                                                                              64
COUNSEL                                                                                              64
REGISTRATION STATEMENT                                                                               64
REPORT OF INDEPENDENT AUDITORS                                                                       65
FINANCIAL STATEMENTS                                                                                 66
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                                                      A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES                                                   B-1
APPENDIX C - PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES                               C-1



     This Statement of Additional Information is dated February 24, 2004.

                                 USE OF PROCEEDS


     The net proceeds of the offering of Common Shares of the Fund will be approximately $762,638,250 (or $877,033,987 if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs borne by the Fund.


     Pending investment in U.S. Treasury Inflation Protected Securities ("U.S. TIPS") and other investments that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in short-term investment grade securities.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

INFLATION-INDEXED BONDS

     Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS. U.S. TIPS are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers, calculated with a three-month lag). The Consumer Price Index for All Urban Consumers ("CPI-U") calculated by the U.S. Department of Treasury for the first day of each calendar month is the CPI-U for the third preceding calendar month. For example, the CPI-U used for April 1 in any year is the CPI-U for January of that year, which is reported in February. The factor used to calculate the principal amount of a U.S. TIPS each day is determined by a linear interpolation between the CPI-U for the first day of the month and the CPI-U on the first day of the next month.

     The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although it is possible that U.S. TIPS with other maturities will be issued in the future. U.S. TIPS have previously been issued with maturities of five, ten and thirty years. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

     The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond. For more information about certain risks relating to investments in U.S. TIPS, see "Risks--Risks Relating to U.S. TIPS" in the Fund's Prospectus.

     The Fund may invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. Most other issuers, including non-U.S. governments, their agencies or instrumentalities and corporations, currently pay out the Consumer Price Index accruals as part of a semi-annual coupon. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described above.

     In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on U.S. inflation-indexed bonds. For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will be original issue discount which is taxable as ordinary income in the year accrued, even though investors do not receive their principal, including any increases thereto, until maturity. See "Tax Matters--Original Issue Discount and Payment-in-Kind Securities" below. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in U.S. inflation-indexed bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

CORPORATE BONDS

     The Fund may invest in a wide variety of U.S. dollar-denominated debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may invest up to 20% of its total managed assets in bonds or other instruments that are below investment grade quality (as defined in the Prospectus) at the time of purchase. See "--Lower Grade Securities ("Junk Bonds")" below.

     The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this Statement of Additional Information and the Prospectus, including interest rate risk, credit risk, lower grade and unrated securities risk, issuer risk, smaller company risk, foreign risk, inflation risk and management risk.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objectives and policies, including unrated commercial paper for which Western Asset Management Company ("Western Asset"), the Fund's investment manager, has made a credit quality assessment. See Appendix A to this Statement of Additional Information for a description of the ratings assigned by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") and Fitch Ratings ("Fitch") to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

PREFERRED STOCK

     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stockholders are generally paid dividends and liquidation proceeds only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     FIXED RATE PREFERRED STOCKS. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks. The Fund may also invest in fixed rate preferred stocks other than perpetual preferred stocks and sinking fund preferred stocks.

     ADJUSTABLE RATE AND AUCTION PREFERRED STOCKS. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide usually for mandatory redemption prior to expiration of the credit arrangement. In addition, no redemption can usually occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

EQUITY SECURITIES

     The Fund may directly or indirectly invest its assets in equity securities. Among other risks, prices of equity securities generally fluctuate more than those of other securities. The Fund may experience a substantial or complete loss on an individual stock. These risks may affect a single issuer, industry or section of the economy or may affect the market as a whole.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities, which are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. Western Asset will generally evaluate these instruments based on their debt characteristics.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities will typically cause fluctuations in the value of such securities based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See "-Lower Grade Securities ("Junk Bonds")" below.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives.

     The Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

BANK OBLIGATIONS

     Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

     Subject to the Fund's limitation on concentration in the securities of issuers in a particular industry or group of industries, the Fund may invest without limit in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "-Foreign (Non-U.S.) Securities" below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (E.G., an insurance company or government agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, to the extent the Fund holds indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry or group of industries (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations currently require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. The Fund reserves the right to treat the corporate borrower as the issuer of such participations to the extent permitted by applicable law, regulations or SEC staff interpretations or orders in the future.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what Western Asset believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on Western Asset's research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

     Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (PIKs) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates and perceived credit quality of the issuer to a greater degree than are other types of securities having similar maturities and credit quality. As discussed above in connection with inflation-indexed bonds, the distribution requirements applicable to regulated investment companies require that the Fund distribute 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. As a result, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund, even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

LOWER GRADE SECURITIES ("JUNK BONDS")

     The Fund may invest up to 20% of its total managed assets in bonds or other instruments that are below investment grade quality at the time of purchase. Such investments may include debt securities not rated Baa by Moody's or BBB by S&P or Fitch or higher, or securities that are unrated but judged to be of comparable quality by Western Asset. These securities are sometimes referred to as "high yield" securities or "junk bonds."

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Western Asset seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Western Asset's research and analysis when investing in high yield securities.

     A general description of Moody's, S&P's and Fitch's ratings of securities is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Western Asset does not rely solely on credit ratings when selecting securities for the Fund and develops its own independent analysis of issuer credit quality. Because of this, the Fund's performance may depend more on Western Asset's own credit analysis than in the case of a fund investing in higher-rated securities.

     The Fund is not required to dispose of a security in the event that a rating agency or Western Asset downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Western Asset may consider such factors as Western Asset's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

FOREIGN (NON-U.S.) SECURITIES

     The Fund may invest in U.S. dollar-denominated debt obligations of foreign issuers, including foreign corporate issuers, foreign banks (see "-Bank Obligations" above), foreign governments and their respective sub-divisions, agencies and instrumentalities, government-sponsored enterprises, international agencies and supra-national government entities. The Fund does not currently anticipate holding non-U.S. dollar-denominated investments, but reserves the flexibility to invest, from time to time, in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries) upon the recommendation of Western Asset.

     The U.S. dollar-denominated foreign securities in which the Fund may invest include, among others, Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     The Fund may also invest in American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     The Fund also may invest in U.S. dollar-denominated Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

     Brady Bonds may be collateralized or uncollateralized and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

     To the extent the Fund invests in non-U.S. instruments, the following guidelines will apply in determining the Fund's net asset value. The values of such securities and investments are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their discretion may determine in computing net asset value. Because of time zone differences, non-U.S. exchanges and securities markets and non-U.S. currency markets will usually be closed prior to the time of closing of the New York Stock Exchange. Consequently, the values of non-U.S. securities and investments will be determined as of the earlier closing of such exchanges and markets. Events affecting the values of such non-U.S. securities and investments may occasionally occur between the earlier closings of such exchanges and markets and the closing of the New York Stock Exchange that will not be reflected in the computation of the net asset value. If an event that is likely materially to affect the value of such securities or investments occurs during such period, then such securities or investments will be valued at fair value as determined in good faith by the Trustees or persons acting at their discretion.

     EMERGING MARKET SECURITIES. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

     PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     PERFORMANCE INDEXED PAPER. Performance indexed paper ("PIPs"(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of Western Asset to forecast interest rates and other economic factors correctly. See "-Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "-Collateralized Mortgage Obligations ("CMOs")" below.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (the "GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal

National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions (see "Investment Restrictions") by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. The issuer of a CMO may elect to be treated as a real estate mortgage investment conduit (a "REMIC"), a pass-through vehicle created to issue multi-class mortgage-backed securities. The characteristics of and risks relating to REMICs are substantially similar to those of CMOs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (E.G., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "-Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed illiquid.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped securities may be more volatile and less liquid than that for other securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid.

     OTHER ASSET-BACKED SECURITIES. Similarly, Western Asset expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Fund may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. Consistent with the Fund's investment objectives and policies, Western Asset also may invest in other types of asset-backed securities.

     Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

     A floater may be considered to be leveraged in an economic sense to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. However, the Fund does not currently consider floaters to be "leverage" for purposes of its policy on the amount of leverage it may incur or for purposes of calculating total managed assets. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values. With respect to purchasable variable and floating rate instruments, Western Asset will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

EVENT-LINKED BONDS

     The Fund may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

REAL ESTATE INVESTMENT TRUSTS

     Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

     While the Fund will not generally invest in real estate directly, to the extent it invests in REITs, it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

     In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts, or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940, and the rules and regulations thereunder, each as amended from time to time (the "1940 Act"). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. The Fund may invest in certain "special purpose" REITs that invest their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject, in addition to the foregoing risks, to the risks associated with adverse developments in any such sectors.

     The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions which constitute a return of capital to shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

     The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets with its custodian as required by the 1940 Act and SEC staff orders and interpretations thereunder.

     The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness, see "-Loan Participations and Assignments." Participation interests in revolving credit facilities will be subject to the limitations discussed in "-Loan Participations and Assignments." Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund's investment restriction relating to the lending of funds or assets by the Fund.

DERIVATIVE INSTRUMENTS

     In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio, for hedging purposes, for duration management or as part of its overall investment strategy. For example, the Fund may use derivatives in an attempt to protect against possible changes in the market value of the Fund's portfolio resulting from trends in the bond markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. The Fund also may enter into swap agreements with respect to interest rates, securities indexes and other assets and measures of risk or return. The Fund may also use other types of instruments that are currently available or that may be introduced in the future, including other types of options, futures contracts or futures options, provided that their use is consistent with the Fund's investment objectives.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of Western Asset to forecast interest rates and other economic factors correctly. If Western Asset incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If Western Asset incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and due to the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

     OPTIONS ON SECURITIES, SWAP AGREEMENTS AND INDEXES. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will generally write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call, segregates cash or other liquid assets in the amount of the security's value or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated on the Fund's records) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. The Fund may also cover options that it writes using other permitted methods.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Transaction costs must also be included in these calculations. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money." The Fund may also cover straddles that it writes using other permitted methods.

     For more information regarding options on swap agreements, see "-Swap Agreements" below.

     OVER-THE-COUNTER ("OTC") OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all. In addition, OTC options are considered illiquid by the SEC.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES, SWAP AGREEMENTS AND INDEXES. There are several risks associated with transactions in options on securities, swap agreements and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on corporate debt obligations (to the extent they are available), U.S. Government securities and other market measures, as well as purchase put and call options on such futures contracts.

     A futures contract on an index or interest rate or other market measure is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index or interest rate or other market measure at the close of the last trading day of the contract and the price at which the index or interest rate contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, among others: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call futures option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     Futures contracts and futures options generally are standardized and traded on a U.S. or other exchange, board of trade or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. The Fund may cover a straddle in several ways including the following. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

     LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.

Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

     Segregation of assets to cover the Fund's obligations under futures contracts and related options will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. The Fund may also cover its obligations using other permitted methods not described above.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     SWAP AGREEMENTS. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See "-Certain Interest Rate Swap Transactions" below. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of liquid assets or other permitted means. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities or borrowings.

     Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objectives will depend on Western Asset's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. Swap agreements of the type the Fund will enter into are generally exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     CERTAIN INTEREST RATE SWAP TRANSACTIONS. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on any preferred shares of beneficial interest that the Fund may issue ("Preferred Shares") or any variable rate borrowing or other form of leverage with a variable cost. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Common Shares as a result of the Fund's investments and capital structure, and may also use these instruments for other hedging or investment purposes. Such transactions involve costs, however, and may not be successful.

CREDIT DEFAULT SWAPS

     The Fund may enter into credit default swap contracts for investment purposes and to add leverage to the portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes, such as to reduce the interest rate sensitivity of the Fund's portfolio (and thereby decrease the Fund's exposure to interest rate risk). Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline). Because structured notes of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying investments.

     The Fund may invest in other types of "hybrid" instruments which combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value or market price of the Fund's shares. Some U.S. Government securities, such as U.S. TIPS and Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities." Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (E.G., STRIPs and CUBEs) are direct obligations of the U.S. Government.

MUNICIPAL BONDS

     The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Western Asset to be reliable), is exempt from federal income taxes ("municipal bonds"), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

     Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. When-issued, delayed delivery or forward commitment transactions may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

REPURCHASE AGREEMENTS

     For the purposes of maintaining liquidity and achieving income or otherwise, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Western Asset will monitor the creditworthiness of the counterparties.

BORROWING

     The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing and other senior securities) is at least 300% of the principal amount of such borrowing. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, such asset coverage test is satisfied. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the holders of the Fund's "senior securities" that represent "indebtedness" (within the meaning of the 1940 Act) to elect a majority of the Trustees of the Fund.

     As described elsewhere in this section and in the Prospectus, the Fund also may enter into certain transactions, including reverse repurchase agreements, credit default swap contracts and other derivative instruments that can constitute a form of borrowing or financing transaction by the Fund. The Fund may enter into these transactions in order to add leverage to the portfolio. See "Preferred Shares and Other Leverage" in the Prospectus. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, (1) they will not be considered "senior securities" under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund and (2) investments in these instruments (other than reverse repurchase agreements and dollar roll transactions) will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur or considered "leverage" for purposes of calculating the Fund's total managed assets. Although this Statement of Additional Information describes certain permitted methods of segregating assets or otherwise "covering" such transactions for these purposes, such descriptions are not complete. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may (but is not required to) segregate liquid assets, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets less liabilities (other than the borrowings and other senior securities). Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

     The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

DOLLAR ROLLS

     A "dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Fund sells a security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer or other party with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) if applicable, be collateralized by the same types of underlying mortgages and be issued by the same agency and be part of the same program; (2) have a similar original stated maturity; (3) have identical net coupon rates; (4) have similar market yields (and therefore price); and (5) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets, such transactions would be subject to the Fund's restrictions on borrowings.

     Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon Western Asset's ability to predict interest rates and prepayments correctly. There is no assurance that dollar rolls can be successfully employed.

SHORT SALES

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (I.E., short sales that are not "against the box"), in which case the Fund's losses could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

ILLIQUID SECURITIES

     The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs. In addition, restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Western Asset believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

     A change in the securities held by the Fund is known as "portfolio turnover." Western Asset manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (E.G., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

     The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

WARRANTS TO PURCHASE SECURITIES

     The Fund may invest in warrants to purchase debt or equity securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

SECURITIES LOANS

     Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets (including such loans). The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Western Asset to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with all regulatory requirements, including the requirements of the 1940 Act and the New York Stock Exchange. The Fund may pay fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Trustees.

PARTICIPATION ON CREDITORS COMMITTEES

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Western Asset believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

COLLATERALIZED BOND OBLIGATIONS

     The Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

MEZZANINE INVESTMENTS

     The Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

PROJECT LOANS

     The Fund may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.

SHORT-TERM INVESTMENTS / TEMPORARY DEFENSIVE STRATEGIES

     Upon Western Asset's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its total managed assets in high-quality, short-term debt instruments. Such investments may prevent the Fund from achieving its investment objectives.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund may (except as noted below):

     (1) Borrow money, make loans or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

     (2) Not invest 25% or more of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry.

     (3) Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

     (4) Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

     The fundamental investment limitations set forth above restrict the Fund's ability to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As such, these limitations of the 1940 Act are not "fundamental;" that is, the limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

     Fundamental Investment Restriction (1). Under the 1940 Act, the Fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). For more information on leverage and the risks relating thereto, see "The Fund's Objectives, Strategies and Investments," "Preferred Shares and Other Leverage" and "Risks-Leverage Risk" in the Prospectus.

     The 1940 Act also restricts the ability of any closed-end fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by the Fund's investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund may, however, make other loans which if made would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund retains the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the Fund's total assets.

     The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (or, as the case may be, the 200% asset coverage requirement applicable to Preferred Shares).

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     The Preferred Shares, if offered, will be a senior security. See the Prospectus under the heading "Preferred Shares and Other Leverage" and this Statement of Additional Information under the heading "Description of Shares - Preferred Shares" for more information.

     Fundamental Investment Restriction (2). If the Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the Fund's performance would be largely dependent on the performance of that industry or industries. For purposes of this limitation, the Fund may invest 25% or more of its total assets in certificates of deposit, banker's acceptances or other obligations issued by domestic branches of U.S. or foreign banks for temporary defensive purposes or in order to keep the Fund fully invested, including the period during which the net proceeds of the offering are being invested. The Fund's industry concentration policy does not preclude it from investing 25% or more of its total assets in issuers in a group of industries (such as different types of technology issuers) for temporary defensive purposes or in order to keep the Fund fully invested, including during the period during which the net proceeds of the offering are being invested.

     Fundamental Investment Restriction (3). The 1940 Act prohibits a diversified closed-end fund from underwriting securities in excess of 25% of its total assets.

     Fundamental Investment Restriction (4). This restriction would permit investment in commodities, commodities contracts (E.G., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Fund would make such investments, other than the use of futures contracts and related options, options, forward contracts and certain real estate-related instruments as explained in the Prospectus and this Statement of Additional Information. The Fund, however, would like the ability to consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

     The restrictions listed above are fundamental policies of the Fund. Except as described herein, the Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

     Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information and the Prospectus) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by Western Asset to be of comparable quality), or change in the percentage of the Fund's assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, Western Asset will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS (as defined in the Prospectus). So long as and to the extent it is required by applicable law, the Fund will not change the policy described in the foregoing sentence unless it provides shareholders with at least 60 days' written notice of such change. For purposes of such 80% test, the Fund will consider instruments, including synthetic instruments, U.S. TIPS if, in the judgment of Western Asset, they have economic characteristics similar to U.S. TIPS.

     As a diversified investment company under the 1940 Act, the Fund currently may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The Fund does not currently intend to invest for the purposes of obtaining control of an issuer. However, through its purchase of the securities of an issuer for investment purposes, the Fund may obtain control of an issuer. For example, if an issuer's debt securities are converted into equity securities as part of the issuer's plan of reorganization following bankruptcy, the Fund may hold an interest in the issuer that gives it control of the issuer.

     The Fund intends to apply for ratings for its Preferred Shares from Moody's, S&P and/or Fitch. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Shareholders or its ability to achieve its investment objectives. The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") or by S&P or Fitch ("AAA"), but no assurance can be given that such rating or ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The business of the Fund is managed under the general direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

     The Trustees and officers of the Fund, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, CA 91101.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                           TERM OF OFFICE AND   PRINCIPAL OCCUPATION(S)    FUND COMPLEX
                          POSITION(S)       LENGTH OF TIME       DURING THE PAST FIVE      OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME AND AGE(1)       WITH THE FUND           SERVED                 YEARS                TRUSTEE        HELD BY TRUSTEE
---------------------   ---------------    ------------------  ------------------------   -------------   -------------------
                                                                 INDEPENDENT TRUSTEES

Peter Erichsen          Trustee and        Term expires in     Vice President, General          2         Trustee of Western
Age: 47                 Chairman of the    2006; served        Counsel and Secretary of                   Asset/Claymore
                        Trustees (2) (3)   since January 2004  the J. Paul Getty Trust                    U.S. Treasury
                                                               (2001-present); Governor                   Inflation Protected
                                                               of the Philadelphia                        Securities Fund
                                                               Stock Exchange                             (2003-present).
                                                               (1999-present); Chairman
                                                               of the Philadelphia
                                                               Stock Exchange's Audit
                                                               Committee (1999-
                                                               present).  Formerly:
                                                               Vice President and
                                                               General Counsel of the
                                                               University of
                                                               Pennsylvania (1997-
                                                               2001).

Ronald A. Nyberg        Trustee (2) (3)    Term expires in     Founding partner of              3         Trustee of
Age: 50                                    2006; served        Nyberg & Gustafson, a                      MBIA/Claymore
                                           since January 2004  law firm specializing in                   Managed Duration
                                                               corporate law, estate                      Investment Grade
                                                               planning and business                      Municipal Fund
                                                               transactions (2000-                        (2003 - present);
                                                               present).  Formerly:                       Trustee of Advent
                                                               Executive Vice                             Claymore
                                                               President, General                         Convertible
                                                               Counsel and Corporate                      Securities &
                                                               Secretary of Van Kampen                    Income Fund (2003
                                                               Investments, an                            - present);
                                                               investment advisory firm                   Trustee of Dreman/
                                                               (1982-1999).                               Claymore Dividend
                                                                                                          & Income Fund
                                                                                                          (2003 - present);
                                                                                                          Trustee of Western
                                                                                                          Asset/Claymore
                                                                                                          U.S. Treasury
                                                                                                          Inflation Protected
                                                                                                          Securities Fund
                                                                                                          (2003-present).

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                           TERM OF OFFICE AND   PRINCIPAL OCCUPATION(S)    FUND COMPLEX
                          POSITION(S)       LENGTH OF TIME       DURING THE PAST FIVE      OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME AND AGE(1)       WITH THE FUND           SERVED                 YEARS                TRUSTEE        HELD BY TRUSTEE
---------------------   ---------------    ------------------  ------------------------   -------------   -------------------
Ronald E. Toupin, Jr.   Trustee (2) (3)    Term expires in     Formerly: Vice                   3         Trustee of
Age: 45                                    2007; served        President, Manager and                     MBIA/Claymore
                                           since January 2004  Portfolio Manager of                       Managed Duration
                                                               Nuveen Asset Management,                   Investment Grade
                                                               an investment advisory                     Municipal Fund
                                                               firm (1998-1999), Vice                     (2003 - present);
                                                               President and Portfolio                    Trustee of Advent
                                                               Manager of Nuveen                          Claymore
                                                               Investment Advisory                        Convertible
                                                               Corporation, an                            Securities & Income
                                                               investment advisory                        Fund (2003 -
                                                               firm (1992-1999), Vice                     present); Trustee
                                                               President and Manager of                   of Dreman/ Claymore
                                                               Nuveen Unit Investment                     Dividend & Income
                                                               Trusts (1991-1998) and                     Fund (2003 -
                                                               Assistant Vice President                   present); Trustee
                                                               and Portfolio Manager of                   of Western
                                                               Nuveen Unit Trusts                         Asset/Claymore U.S.
                                                               (1988-1990), each of                       Treasury Inflation
                                                               John Nuveen & Company,                     Protected Securities
                                                               Inc. (1982- 1999).                         Fund (2003-present).

                                                                 INTERESTED TRUSTEES

Nicholas Dalmaso        Trustee            Term expires in     Senior Managing Director         3         Trustee of
Age: 38(4)                                 2005; served        and General Counsel of                     MBIA/Claymore
                                           since January 2004  Claymore Securities,                       Managed Duration
                                                               Inc. (2001-present) and                    Investment Grade
                                                               Claymore Advisors, LLC                     Municipal Fund
                                                               (2003 - present); Vice                     (2003 - present);
                                                               President and Assistant                    Director of
                                                               Secretary of                               Flaherty & Crumrine/
                                                               Flaherty & Crumrine/                       Claymore Preferred
                                                               Claymore Preferred                         Securities Income
                                                               Securities Income Fund,                    Fund, Inc. (2002 -
                                                               Inc. (2002 - present) and                  present); Director of
                                                               Flaherty & Crumrine/Claymore               Flaherty & Crumrine/
                                                               Total Return Fund, Inc.                    Claymore Total Return
                                                               (2003 - present); Manager of               Fund, Inc. (2003-
                                                               Claymore Fund Management                   present); Trustee of
                                                                                                          Advent Claymore
                                                                                                          Convertible Securities
                                                                                                          & Income Fund (2003-
                                                                                                          present); Trustee of
                                                                                                          Dreman/Claymore Dividend
                                                                                                          & Income Fund

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                           TERM OF OFFICE AND   PRINCIPAL OCCUPATION(S)    FUND COMPLEX
                          POSITION(S)       LENGTH OF TIME       DURING THE PAST FIVE      OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME AND AGE(1)       WITH THE FUND           SERVED                 YEARS                TRUSTEE        HELD BY TRUSTEE
---------------------   ---------------    ------------------  ------------------------   -------------   -------------------
                                                               Company LLC (2002 -                        (2003 - present);
                                                               present); Vice President                   Trustee of Western
                                                               of Boyar Value Fund                        Asset/Claymore
                                                               (2003 - present).                          U.S. Treasury
                                                               Formerly: Assistant                        Inflation
                                                               General Counsel of John                    Protected
                                                               Nuveen and Company,                        Securities Fund
                                                               Inc. (1999-2001); Vice                     (2003-present).
                                                               President and Associate
                                                               General Counsel of Van
                                                               Kampen Investments
                                                               (1992-1999).

Randolph L. Kohn        Trustee and        Term expires in     President, Western              2          Trustee of Western
Age: 57(5)              President          2007; served        Asset/Claymore U.S.                        Asset/Claymore
                                           since January       Treasury Inflation                         U.S. Treasury
                                           2004 (6)            Protected Securities                       Inflation
                                                               Fund (2003-present), a                     Protected
                                                               closed-end fund.                           Securities Fund
                                                               Formerly: Director,                        (2003-president).
                                                               Global Client Services
                                                               and Marketing, Western
                                                               Asset Management Company
                                                               (1984-2002); Director
                                                               (1996-2001) and Chairman
                                                               (2000-2001), Arroyo
                                                               Seco, Inc.; Director of
                                                               Marketing, American
                                                               Express Asset Management
                                                               (1982- 1984); Director
                                                               of Marketing, First
                                                               Asset Management (1979-
                                                               1982); Marketing
                                                               Executive, Kemper
                                                               Financial Services
                                                               (1975-1979).

                                                                      OFFICERS

Gregory B. McShea       Vice President     Served since        Head of Compliance,             N/A                N/A
Age: 37                                    January 2004 (6)    Western Asset Management
                                                               Company (2003- present);
                                                               Vice President, Western
                                                               Asset/Claymore U.S.
                                                               Treasury Inflation

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                           TERM OF OFFICE AND   PRINCIPAL OCCUPATION(S)    FUND COMPLEX
                          POSITION(S)       LENGTH OF TIME       DURING THE PAST FIVE      OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME AND AGE(1)       WITH THE FUND           SERVED                 YEARS                TRUSTEE        HELD BY TRUSTEE
---------------------   ---------------    ------------------  ------------------------   -------------   -------------------
                                                               Protected Securities
                                                               Fund (2003-present).
                                                               Formerly:  Associate
                                                               General Counsel and
                                                               Compliance Director,
                                                               Private Client Group,
                                                               Legg Mason Wood Walker,
                                                               Incorporated, a
                                                               brokerage firm ("LMWW")
                                                               (1997-2003).

Marie K. Karpinski      Treasurer          Served since        Vice President, LMWW            N/A                N/A
Age: 55                                    January 2004 (6)    (1992-present); Vice
                                                               President and Treasurer
100 Light Street                                               of all Legg Mason retail
Baltimore, MD 21202                                            funds, open-end
                                                               investment companies
                                                               (1986-present); Vice
                                                               President and Treasurer
                                                               of Legg Mason Charles
                                                               Street Trust, Inc., an
                                                               open-end investment
                                                               company (1998 -
                                                               present); Treasurer and
                                                               Principal Financial and
                                                               Accounting Officer of
                                                               Pacific American Income
                                                               Shares, Inc. (closed-end
                                                               investment company)
                                                               (2001-present), Western
                                                               Asset Funds, Inc.
                                                               (1990-present) and Western
                                                               Asset Premier Bond Fund
                                                               (2001-present) and
                                                               Western Asset/Claymore
                                                               U.S. Treasury Inflation
                                                               Protected Securities
                                                               Fund (2003-present).
                                                               Formerly: Assistant
                                                               Treasurer of Pacific
                                                               American Income Shares,
                                                               Inc. (1988-2001).


                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                           TERM OF OFFICE AND   PRINCIPAL OCCUPATION(S)    FUND COMPLEX
                          POSITION(S)       LENGTH OF TIME       DURING THE PAST FIVE      OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME AND AGE(1)       WITH THE FUND           SERVED                 YEARS                TRUSTEE        HELD BY TRUSTEE
---------------------   ---------------    ------------------  ------------------------   -------------   -------------------
Erin K. Morris          Assistant          Served since        Assistant Vice President        N/A                N/A
Age: 37                 Treasurer          January 2004 (6)    of LMWW (2002- present);
                                                               Assistant
                                                               Treasurer of
100 Light Street                                               Legg Mason Income Trust,
Baltimore, MD 21202                                            Inc., Legg Mason Cash
                                                               Reserve Trust, Legg
                                                               Mason Tax Exempt Trust,
                                                               Inc. (open-end
                                                               investment companies),
                                                               Legg Mason Tax-Free
                                                               Income Fund, Pacific
                                                               American Income Shares,
                                                               Inc., Western Asset
                                                               Funds, Inc. and Western
                                                               Asset Premier Bond Fund
                                                               (2001-present) and
                                                               Western Asset/Claymore
                                                               U.S. Treasury Inflation
                                                               Protected Securities
                                                               Fund (2003-present);
                                                               Manager, Fund
                                                               Accounting, LMWW
                                                               (2000-present).
                                                               Formerly: Assistant
                                                               Manager, Fund
                                                               Accounting, LMWW
                                                               (1993-2000).

Steven M. Hill          Assistant          Served since        Vice President, Claymore        N/A                N/A
Age: 39                 Treasurer          January 2004 (6)    Advisors, LLC and
                                                               Claymore Securities, Inc.
210 N. Hale Street                                             (2003-present); Chief
Wheaton, IL 60187                                              Financial Officer and
                                                               Treasurer, Dreman/Claymore
                                                               Dividend & Income Fund
                                                               (2004-present). Formerly:
                                                               Treasurer, Henderson
                                                               Global Funds and Operations
                                                               Manager, Henderson Global
                                                               Investors (North

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                           TERM OF OFFICE AND   PRINCIPAL OCCUPATION(S)    FUND COMPLEX
                          POSITION(S)       LENGTH OF TIME       DURING THE PAST FIVE      OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME AND AGE(1)       WITH THE FUND           SERVED                 YEARS                TRUSTEE        HELD BY TRUSTEE
---------------------   ---------------    ------------------  ------------------------   -------------   -------------------
                                                               America) Inc.(2002-2003);
                                                               Vice President and
                                                               Investment Analyst, Nuveen
                                                               Investments/FrontPoint
                                                               Partners LLC (1999-2002);
                                                               Chief Financial Officer,
                                                               Skyline Asset Management,
                                                               LP (1999); Assistant
                                                               Treasurer, Van Kampen
                                                               Mutual Funds and Vice
                                                               President of Finance,
                                                               Van Kampen Investments
                                                               (1989-1999).

Anne S. Kochevar        Secretary          Served since        Vice President,                 N/A                N/A
Age: 40                                    January 2004 (6)    Compliance, Claymore
                                                               Securities, Inc.
210 N. Hale Street                                             (2002-present) and
Wheaton, IL 60187                                              Claymore Advisors, LLC
                                                               (2003-present);
                                                               Secretary, Western
                                                               Asset/Claymore U.S.
                                                               Treasury Inflation
                                                               Protected Securities
                                                               Fund (2003-present) and
                                                               Dreman/Claymore Dividend &
                                                               Income Fund (2003-present).
                                                               Formerly: Advertising
                                                               Principal, Allstate
                                                               Financial Services
                                                               (2001-2002); Compliance
                                                               Coordinator, John Nuveen
                                                               & Company, Inc.
                                                               (2000-2001); Vice
                                                               President & Compliance
                                                               Director of: Van Kampen
                                                               Management Inc., an
                                                               investment advisory firm
                                                               (1999-2000); Van Kampen
                                                               Investments (1992-2000);
                                                               Van Kampen

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                           TERM OF OFFICE AND   PRINCIPAL OCCUPATION(S)    FUND COMPLEX
                          POSITION(S)       LENGTH OF TIME       DURING THE PAST FIVE      OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME AND AGE(1)       WITH THE FUND           SERVED                 YEARS                TRUSTEE        HELD BY TRUSTEE
---------------------   ---------------    ------------------  ------------------------   -------------   -------------------
                                                               Investment Advisory Corp.
                                                               (1999-2000); Van Kampen
                                                               Funds Inc. (1999-2000);
                                                               Van Kampen Asset
                                                               Management Inc.
                                                               (1999-2000); Van Kampen
                                                               Advisors Inc. (1999-
                                                               2000).

-----------------
     (1) It is expected that upon completion of the offering of the Common Shares (or, if applicable, the completion of the offering of the Preferred Shares), Michael Larson will be elected by the current Trustees to serve as a Trustee. Mr. Larson serves as Chief Investment Officer for William H. Gates III (1994 - present). In addition, Mr. Larson is a director of Pan American Silver Corp., a silver mining, development and exploration company (1999 - present) and is also a director of Extend America, Inc., a telecommunications company (2002 - present).

     (2) Member of the Audit Committee of the Board of Trustees.

     (3) Member of the Governance and Nominating Committee of the Board of Trustees.

     (4) Mr. Dalmaso may be deemed an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund on the basis of his position as an officer of Claymore Securities, Inc., an underwriter of the Fund's Common Shares, and the Investment Advisor, and his ownership interest in the parent company of both of those entities.

     (5) Mr. Kohn is an "interested person" (as defined above) of the Fund on the basis of his former employment with Western Asset and certain of its affiliated entities (as disclosed above), his position as President of the Fund and his ownership of certain shares of common stock of Legg Mason, Inc., Western Asset's parent company.

     (6) Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

     As of December 31, 2003, no Trustee beneficially owned securities of the Fund or securities of any registered investment companies overseen or to be overseen by the Trustee in the same "family of investment companies" as the Fund.

     As of December 31, 2003, no Trustee who is not an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and none of his or her family members, had beneficial or record ownership in securities of an investment adviser or principal underwriter of the Fund, or an entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

     The Fund's Board of Trustees has established an Audit Committee and a Governance and Nominating Committee, each currently comprised of Messrs. Erichsen, Nyberg and Toupin. Mr. Nyberg currently chairs the Governance and Nominating Committee. Mr. Toupin currently chairs the Audit Committee. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and practices of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit and approves all significant services proposed to be performed by those accountants on behalf of the Fund. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Governance and Nominating Committee are set forth in Appendix C to this Statement of Additional Information. Because the Fund has only recently been organized, neither the Board of Trustees nor any Committees held meetings in 2003.

     As of January 21, 2004, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

     Except as noted above, none of the independent Trustees has ever been a director, officer, or employee of, or a consultant to, the Investment Advisor, Western Asset, any one or more of the Underwriters or any one or more affiliates of any of the foregoing. As indicated in the table above, each officer of the Fund except Ms. Kochevar and Mr. Hill is affiliated with Western Asset.
Ms. Kochevar and Mr. Hill are affiliated with the Investment Advisor.

     In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders and the holders of Preferred Shares ("Preferred Shares"), if any, of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of shareholders. If any Preferred Shares are outstanding, holders of the Preferred Shares ("Preferred Shareholders"), voting as a separate class, will elect two Trustees and the remaining Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class, in each case in accordance with the Fund's staggered board structure. Preferred Shareholders will be entitled to elect a majority of the Fund's Trustees if two years' dividends on any Preferred Shares are unpaid until all unpaid dividends are paid (or otherwise provided for by the Fund).

     Officers and Trustees of the Fund who are affiliated persons of the Fund, Western Asset, the Investment Advisor, or one or more of the Underwriters (including Claymore Securities, Inc., which is an affiliate of the Investment Advisor) receive no salary or fees from the Fund. Each other Trustee of the Fund receives a fee of $8,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Trustees receives an additional $1,500 per year for serving in that capacity. Audit Committee members receive $500 for each meeting, and the Audit Committee Chairman receives an additional $1,500 annually. Other committee members receive $500 per meeting.

     It is estimated that the Trustees will receive the amounts set forth in the following table for the fiscal year ending December 31, 2004 from the Fund. For the calendar year ended December 31, 2003, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex."

                                                                                        TOTAL COMPENSATION
                                                  PENSION OR                              FROM THE FUND
                     ESTIMATED COMPENSATION       RETIREMENT          ESTIMATED        COMPLEX PAID TO THE
                     FROM THE FUND FOR THE     BENEFITS ACCRUED    ANNUAL BENEFITS       TRUSTEES FOR THE
                       FISCAL YEAR ENDING      AS PART OF FUND          UPON           CALENDAR YEAR ENDING
  NAME OF TRUSTEE      DECEMBER 31, 2004*          EXPENSES          RETIREMENT         DECEMBER 31, 2003**
  ---------------    ----------------------    ----------------    ---------------     --------------------
                                               INDEPENDENT TRUSTEES

Peter Erichsen            $    16,000                N/A                 N/A               $     5,953

Ronald Nyberg             $    14,500                N/A                 N/A               $     5,408

Ronald E. Toupin          $    16,000                N/A                 N/A               $     5,953

                                               INTERESTED TRUSTEES

Nicholas Dalmaso          $         0                N/A                 N/A                       N/A

Randolph L. Kohn          $         0                N/A                 N/A                       N/A

-----------------
     * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year.

     ** Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Dreman/Claymore Dividend and Income Fund are considered to be in the same "Fund Complex" as the Fund. This column does not include estimated compensation from the Fund.

     The Fund has no employees. Its officers are compensated by Western Asset or, in the case of Ms. Kochevar and Mr. Hill, the Investment Advisor.

SHAREHOLDERS


     As of February 20, 2004, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date and, except as noted below, no other person owned of record or, to the knowledge of the Fund, owned beneficially 5% or more of any class of shares of the Fund.



                                        NUMBER OF       PERCENTAGE OF THE FUND'S
                                         COMMON            OUTSTANDING SHARES
SHAREHOLDER                              SHARES          AS OF FEBRUARY 20, 2004
-----------                             ---------       ------------------------
Western Asset Management Company, a     6,981           100%
California corporation


     It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of a "controlling" shareholder, and it may be possible for such matters to be approved by a controlling shareholder without the affirmative vote of any other shareholders.

            INVESTMENT ADVISOR, INVESTMENT MANAGER AND ADMINISTRATOR

INVESTMENT ADVISOR

     Claymore Advisors, LLC (the "Investment Advisor"), a wholly-owned subsidiary of Claymore Group, Inc., a financial services holding company, serves as investment advisor to the Fund pursuant to an advisory agreement (the "Investment Advisory Agreement") between it and the Fund.

     The Investment Advisor, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Investment Advisor, the investment activities of the Fund. The Investment Advisor also provides, or oversees the provision of, periodic reports on the investment performance of the Fund to the Board of Trustees.

     Subject to the control of the Trustees, the Investment Advisor also manages, supervises or conducts certain of the business affairs of the Fund, provides bookkeeping and certain clerical services (or subcontracts for such services) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Investment Advisor.

     Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Investment Advisor an annual advisory fee, payable on a monthly basis, at the annual rate of .60% of the Fund's average weekly assets for the services it provides. "Average weekly assets" means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "average weekly assets," neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instruments or transactions used to leverage the Fund's portfolio (whether or not such instruments or transactions are "covered" as described in this prospectus) is considered a liability. With respect to reverse repurchase or dollar roll transactions, "average weekly assets" includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment advisory fee described above, all expenses not assumed by the Investment Advisor, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Fund, interest charges, taxes, brokerage commissions, listing fees, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, transfer or servicing agents and administrators, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

INVESTMENT MANAGER

     Western Asset Management Company, a wholly owned subsidiary of Legg Mason, Inc., a publicly traded financial services holding company, serves as investment manager for the Fund pursuant to a investment management agreement (the "Investment Management Agreement") between the Investment Advisor and Western Asset. Under the Investment Management Agreement, subject always to the control of the Trustees and the supervision of the Investment Advisor, Western Asset's obligation is to furnish continuously an investment program for the assets in the Fund, to make investment decisions with respect to such assets and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund. Under the Investment Management Agreement, the Investment Advisor pays a portion of the fees it receives from the Fund to Western Asset in return for Western Asset's services in the aggregate amount of .27% of the Fund's average weekly assets.

     As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish Western Asset, without cost, in connection with such brokerage transactions, certain research, statistical and quotation services of value to Western Asset or its affiliates in advising the Fund or its other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

     CERTAIN TERMS OF THE INVESTMENT ADVISORY AGREEMENT AND THE INVESTMENT MANAGEMENT AGREEMENT. The Investment Advisory Agreement and the Investment Management Agreement were approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of Western Asset and/or the Investment Advisor, as applicable). Each of the Investment Advisory Agreement and the Investment Management Agreement will continue in force with respect to the Fund for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Western Asset and/or the Investment Advisor (as applicable) or the Fund, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Advisory Agreement and the Investment Management Agreement automatically terminates on assignment. The Investment Advisory Agreement may be terminated on 60 days' written notice by the Investment Advisor to the Fund or by the Fund to the Investment Advisor. The Investment Management Agreement may be terminated on 60 days' written notice by Western Asset to the Investment Advisor, or by the Fund at any time by notice to each of Western Asset and the Investment Advisor.

     Each of the Investment Advisory Agreement and the Investment Management Agreement provides that the Investment Advisor or Western Asset, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     TRUSTEE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT AND THE INVESTMENT MANAGEMENT AGREEMENT. The Board of Trustees, including a majority of the independent Trustees, considered and approved the Investment Advisory Agreement and the Investment Management Agreement at an in-person meeting held on January 20, 2004.

INVESTMENT ADVISORY AGREEMENT

     In arriving at their decision to approve the Investment Advisory Agreement, the Trustees, assisted by their independent counsel, met with representatives of the Investment Advisor and Western Asset and reviewed information prepared by the Investment Advisor and Western Asset and materials provided by Fund counsel. As part of their review, the Trustees first took note of the fact that the Investment Advisor was newly organized, did not have any experience in providing investment management services and would delegate all responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund's assets, to Western Asset. The Trustees then examined the Investment Advisor's ability to provide investment oversight, administrative and shareholder services to the Fund. As part of this examination, the Trustees considered the experience and qualifications of the personnel of the Investment Advisor that would be performing, or overseeing the performance of, the services to be provided to the Fund; Claymore Securities, Inc.'s provision of administrative and shareholder services to other funds; and the needs of the Fund for administrative and shareholder services.

     In addition, the Trustees reviewed, with respect to all of the Investment Advisor's responsibilities under the Investment Advisory Agreement, information regarding the nature, cost, scope and anticipated quality of the services provided to the Fund and its shareholders under the Investment Advisory Agreement. The Trustees were also provided with information regarding other fees to be paid by the Fund or other parties in connection with the offering of the Fund's Common Shares, including certain fees payable to the Investment Advisor, Western Asset and Claymore Securities, Inc. (as described in the Prospectus) and certain fees to be paid to Merrill Lynch by the Investment Advisor for ongoing after-market services (as described in the Prospectus). The Trustees also examined the investment advisory fees paid to investment advisors of, and expense ratios of, comparable funds investing primarily in U.S. TIPS and certain other products available from Western Asset for investments in U.S. TIPS, and noted that the advisory fee to be paid by the Fund was 0.05% higher than that of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund. The Trustees also noted the greater complexities in purchasing fixed income securities of below investment grade quality, including in particular emerging markets debt instruments. The Trustees also considered the Fund's hedging strategies and its use of leverage, as well as the level of skill required to manage the Fund.

     The Trustees further evaluated potential benefits of the advisory relationship to the Investment Advisor, including the direct and indirect benefits that the Investment Advisor may receive from its relationship with the Fund. In this regard, the Trustees took into account services provided by Claymore Securities, Inc., an affiliate of the Investment Advisor, to the Fund as a principal underwriter with respect to the initial public offering of the Fund's Common Shares and other distribution services. The Trustees noted the fact that, because the advisory fees paid to the Investment Advisor by the Fund are based on the Fund's average weekly assets, including assets represented by preferred shares and other leverage, the Investment Advisor has a financial incentive for the Fund to issue preferred shares and incur other leverage, which may create a conflict of interest between the Investment Advisor and the Fund's shareholders.

     In arriving at a decision to approve the Investment Advisory Agreement, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Investment Advisory Agreement, including the investment advisory fees, in light of all of the surrounding circumstances. Based upon their review, the Trustees, including all of the independent Trustees, determined, in the exercise of their business judgment, that approval of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

INVESTMENT MANAGEMENT AGREEMENT

     In arriving at their decision to approve the Investment Management Agreement, the Trustees, assisted by their independent counsel, met with representatives of the Investment Advisor and Western Asset and reviewed information prepared by the Investment Advisor and Western Asset and materials provided by Fund counsel. As part of their review, the Trustees examined Western Asset's ability to provide investment management services to the Fund. The Trustees were provided with information on the investment philosophy and research and decision-making processes of Western Asset; the investment management fees charged by advisors of certain other Funds investing primarily in U.S. TIPS and certain other products available from Western Asset for investments in U.S. TIPS; the Fund's hedging strategies and its use of leverage; and the level of skill required to manage the Fund. Based on the foregoing, the Trustees concluded that Western Asset's investment process, research capabilities and philosophy were well suited to the Fund given the Fund's investment objectives and policies.

     In addition, the Trustees reviewed information regarding the nature, cost, scope and anticipated quality of the services provided to the Fund and its shareholders under the Investment Management Agreement.

     The Trustees further evaluated potential benefits of the advisory relationship to Western Asset, including the direct and indirect benefits that Western Asset may receive from its relationship with the Fund. In this regard, the Trustees took into account services provided by affiliates of Western Asset to the Fund, including services provided by Legg Mason Wood Walker, Incorporated as a principal underwriter with respect to the initial public offering of the Fund's common shares and the engagement of Legg Mason Fund Adviser, Inc. (the "Administrator") as the Fund's administrator. The Trustees noted the fact that, because the advisory fees paid to Western Asset by the Investment Advisor are based on the Fund's average weekly assets, including assets represented by preferred shares and other leverage, Western Asset has a financial incentive for the Fund to issue preferred shares and incur other leverage, which may create a conflict of interest between Western Asset and the Fund's shareholders.

     In arriving at a decision to approve the Investment Management Agreement, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Investment Management Agreement, including the investment advisory fees, in light of all of the surrounding circumstances. Based upon their review, the Trustees, including all of the independent Trustees, determined, in the exercise of their business judgment, that approval of the Investment Management Agreement was in the best interest of the Fund and its shareholders.

ADMINISTRATIVE SERVICES

     Pursuant to an Administrative Services Agreement between the Fund and the Administrator, an affiliate of Western Asset, the Administrator performs or arranges for the performance of certain administrative and accounting functions for the Fund, including: (i) oversight of the maintenance of the Fund's books and records which are maintained by the Fund's custodian and the Fund's transfer agent; (ii) calculation and publication of the Fund's net asset value daily;
(iii) preparation of financial information for the Fund's reports to shareholders; (iv) preparation of all tax returns to be filed by the Fund; (v) oversight, or preparation, of performance calculations, expense budgets and expense ratios and the Fund's periodic dividends and distributions; (vi) preparation of reports required by any stock exchange on which the Fund's shares are listed; (vii) preparation and filing of Forms N-SAR and N-CSR; (viii) preparation, or arranging for the preparation, of ratings agencies' asset coverage tests with respect to the issuance of preferred securities (as needed); and (ix) oversight of any stock purchase or dividend reinvestment program authorized by the Fund. In consideration of the services provided by the Administrator, the Fund will pay the Administrator a fee, paid monthly, at an annual rate of $125,000.

CODES OF ETHICS

     The Fund, Western Asset, the Investment Advisor and Claymore Securities, Inc. have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics may be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

     The Investment Advisor has delegated to Western Asset the responsibility for making investment decisions for the Fund. Investment decisions for the Fund and for the other investment advisory clients of Western Asset are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by Western Asset, including accounts of employees and affiliates. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by Western Asset is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by Western Asset. Western Asset may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Western Asset places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, Western Asset uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Western Asset, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, Western Asset may receive research services from many broker-dealers with which Western Asset places the Fund's portfolio transactions. Western Asset may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to Western Asset in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Investment Advisor to Western Asset is not reduced because Western Asset and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, Western Asset may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to Western Asset an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund and/or the Investment Advisor or Western Asset.

                                  DISTRIBUTIONS

     The Fund intends to distribute to Common Shareholders monthly dividends of all or a portion of its net investment income after payment of dividends to Preferred Shareholders and interest in connection with other forms of leverage (if applicable). As described in the Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. The Fund expects that all or a portion of any capital gain will be distributed at least annually.

     Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

     Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's Dividend Reinvestment Plan unless an election is made to receive cash. See "Dividend Reinvestment Plan" in the Fund's Prospectus.

     While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid, (2) the asset coverage (as defined in the 1940 Act) of the Fund is at least 200% of the liquidation value of any outstanding Preferred Shares (together with certain forms of indebtedness) and (3) other requirements imposed by any rating agency or agencies rating any Preferred Shares issued by the Fund have been met. These latter limitations on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

COMMON SHARES

     The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued without par value. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust - Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, asset coverage (as defined in the 1940 Act) with respect to Preferred Shares and certain forms of indebtedness would be at least 200% and 300%, respectively, after giving effect to such distributions, and other requirements imposed by any rating agency or agencies rating any Preferred Shares issued by the Fund have been met. See "-Preferred Shares" below.


     The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "WIW." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest primarily in investment grade debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and offering and organizational expenses reimbursed by the Fund. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Preferred Shares and Other Leverage."

PREFERRED SHARES

     The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares (representing approximately 33% of the Fund's total managed assets immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus and this Statement of Additional Information. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Declaration) if and when it authorizes a Preferred Shares offering, the Board has stated that the Preferred Shares would likely pay cumulative dividends at relatively short-term periods, by providing for the periodic redetermination of the dividend rate through an auction or similar process. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

     LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less all liabilities and indebtedness not representing senior securities (as defined in the 1940 Act) ("Asset Coverage Assets"), measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's
Asset Coverage Assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Preferred Shares discussed in this Prospectus, the liquidation value of the Preferred Shares is expected to be approximately 33% of the value of the Fund's total managed assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to maintain applicable asset coverage requirements.

     DISTRIBUTION PREFERENCE. The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all or any portion of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     VOTING RIGHTS. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, Preferred Shareholders will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's Trustees, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Trustees, and the remaining Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares, voting as a separate class, shall be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, or (2) approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, the conversion of the Fund from a closed-end to an open-end company or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the Fund's Board of Trustees' present intention with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

ANTI-TAKEOVER PROVISIONS

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or Preferred Shareholders, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for such purpose, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon is required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares of any securities issued by the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof), excluding sales of securities of the Fund or such series or class in connection with a public offering and issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

     In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below). A vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below) is required for distributions to the Fund's shareholders (in one or a series of distributions) during any twelve-month period of any property (in cash, shares or otherwise) with an aggregate fair market value in excess of 110% of the income and gains (accrued or realized) of the Fund during such twelve-month period.

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

     The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who (i) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's Common Shares, if less than thirty-six months), (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board or (iii) prior to the first sale of shares pursuant to an initial registered public offering only, serves as a Trustee.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

LIABILITY OF TRUSTEES

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including the Fund's use of leverage, dividend levels (which are in turn affected by expenses and other factors), net asset value, call protection, dividend stability, portfolio credit quality and liquidity, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value.

     Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the asset coverage (as defined in the 1940 Act) of the Fund (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon) (together with certain other forms of indebtedness).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust -- Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. The Fund expects that it would pay all such redemption requests in cash, but reserves the right to pay redemption requests in securities or through a combination of cash and securities. If payment in securities were made, investors may incur brokerage costs in converting such securities to cash. The Fund reserves the right to impose a sales load on its shares if it converts into an open-end company. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. If the Fund converted to an open-end company, the differences in risks and operational requirements between closed-end and open-end investment companies could affect the Fund's ability to achieve its investment objectives.

     To the extent the Fund repurchases its shares at prices below net asset value, such repurchases will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks -- Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a substantial discount for an extended period of time, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     TAXATION OF THE FUND. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

     (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and

     (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment and distributes with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt interest income, for such year, the Fund will not be subject to federal income tax on such income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, generally would be taxable to shareholders as ordinary income. Portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and
(ii)
for the dividends received deduction in the case of corporate shareholders.
In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to deductions for dividends paid) and any net tax-exempt interest, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains,
(i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Except as discussed above, the Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     FUND DISTRIBUTIONS. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided these same holding period and other requirements are met by the shareholder. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

     Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

     Dividends of net investment income received by corporate shareholders of the Fund may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, in light of the Fund's investment policies, the Fund does not expect to receive a significant amount of qualifying dividends.

     The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares and any series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among the two (or more) classes.

     RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any outstanding preferred shares of beneficial interest in the Fund (including the Preferred Shares), and only thereafter to distributions made to Common Shareholders. As a result, the holders of any outstanding preferred shares of beneficial interest in the Fund (including the Preferred Shares) will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

     SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

     ORIGINAL ISSUE DISCOUNT AND PAYMENT-IN-KIND SECURITIES. Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was issued, even though the holder receives no interest payment in cash on the security during the year. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of U.S. TIPS and other inflation-indexed debt instruments will be treated as OID. A portion of the OID includable in income with respect to certain high-yield corporate debt obligations (including certain payment-in-kind securities) may be treated as a dividend for certain U.S. federal income tax purposes.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     HIGHER-RISK SECURITIES. The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     ISSUER DEDUCTIBILITY OF INTEREST. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

     OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as described above under "--Return of Capital Distributions."

     REMICs AND REITs. The Fund may invest in REMICs and certain REITs holding interests in REMICs. Income generated by a residual interest in a REMIC may be passed through to the holders of the Fund. Such income (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income and
(iii) in the case of foreign shareholders will not qualify for a reduction in U.S. withholding taxes. In addition, if a holder of the Fund is a "disqualified organization" under the U.S. tax law the Fund itself will be subject to tax on the income from the residual interest allocable to that organization.

     FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     NON-U.S. SHAREHOLDERS. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is not a U.S. person within the meaning of the Code (i.e., a "foreign person") are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will generally not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

     If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

     BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

     RECENT TAX SHELTER REPORTING REGULATIONS. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

     The Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding.

     PERFORMANCE-RELATED INFORMATION. The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     COMPARATIVE INFORMATION. From time to time, the Fund's advertisements or information furnished to present or prospective shareholders may refer to the returns and yields offered by various types of investments, as well as the yield spreads on such investments.

     The Fund and/or Western Asset may report to shareholders or to the public in advertisements concerning the performance of Western Asset as advisor to clients other than the Fund, or on the comparative performance or standing of Western Asset in relation to other money managers. Western Asset also may provide to current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organization.

     Performance information for the Fund or for other investment companies or accounts managed by Western Asset may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund or Western Asset, should be considered in light of the Fund's investment objectives and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trustees of the Fund have adopted the proxy voting policy of Western Asset (the "Policy") as the Proxy Voting Policies and Procedures of the Fund. The Policy governs in determining how proxies relating to the Fund's portfolio securities are voted. A copy of the Policy is attached as Appendix B to this Statement of Additional Information.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

     State Street Bank & Trust Company, 150 Newport Avenue AFB/4N, North Quincy, Massachusetts 02171, serves as custodian for the assets of the Fund. The custodian performs custodial and fund accounting services.

     EquiServe Trust Company, N.A. and its affiliate, EquiServe, Inc., 150 Royall Street, Canton, Massachusetts, 02021, serves as the transfer agent, registrar and dividend disbursing agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland 21201, serves as independent accountants for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings to the Fund.

                                     COUNSEL

     Ropes & Gray LLP, 45 Rockefeller Plaza, New York, New York 10111-0087, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

     A registration statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's registration statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. Copies of the registration statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees and Shareholder of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of the Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund") at February 10, 2004, and the results of its operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with accounting principles generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2004

                              FINANCIAL STATEMENTS
   WESTERN ASSET/ CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2
                       STATEMENT OF ASSETS AND LIABILITIES
                                FEBRUARY 10, 2004

Assets:
Cash                                                                            $ 100,003
Receivable from Investment Advisor and Investment Manager                          55,000
                                                                                ---------
Total assets                                                                      155,003
                                                                                ---------

LIABILITIES:

Accrued Organizational Expenses                                                    55,000
                                                                                ---------

Net Assets (6,981 shares of beneficial interest issued and outstanding;
   unlimited shares authorized)                                                 $ 100,003
                                                                                =========

Net asset value per share                                                       $  14.325
                                                                                =========

                             STATEMENT OF OPERATIONS
                         ONE DAY ENDED FEBRUARY 10, 2004

Investment income                                                               $       -
                                                                                ---------

Organizational expenses                                                            55,000
Less: Reimbursement from Investment Advisor and Investment Manager                (55,000)
                                                                                ---------
Net Expenses                                                                            -
                                                                                ---------

Net Investment Income                                                           $       -
                                                                                ---------

NOTES

1.   ORGANIZATION

     Western Asset/Claymore U.S Treasury Inflation Protected Securities Fund 2 (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on October 27, 2003, which has had no operations other than the sale and issuance of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003 to Western Asset Management Company (the "Investment Manager"). The Investment Manager and Claymore Advisors, LLC (together with the Investment Manager, the "Advisors") have agreed to pay the Fund's offering expenses (other than sales load, but including a $0.005 per common share reimbursement of expenses to the underwriters) and the Fund's organizational expenses. The Fund will reimburse the Advisors for the Fund's offering expenses to the extent that such expenses do not exceed $0.03 per common share (the "Reimbursement Cap"). The Fund will reimburse the Advisors for the Fund's organizational expense to the extent that such expenses, together with any reimbursement for offering expenses, do not exceed the Reimbursement Cap. The Fund's offering expenses are estimated to be $989,850, assuming 30,000,000 shares of beneficial interest are sold in the Fund's initial public offering. Based on these estimated figures and the terms for reimbursing organizational expenses, all organizational expenses of the Fund will be paid by the Advisors because the amount of the estimated offering expenses ($989,850) would exceed the estimated Reimbursement Cap ($900,000). The actual number of shares that are sold in the initial public offering, and associated offering expenses, may differ significantly from the above estimates.

2.   ACCOUNTING POLICIES

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.   AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Claymore Advisors, LLC (the "Investment Advisor"), which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Fund's average weekly assets. "Average weekly assets" means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "average weekly assets", neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used to leverage the Fund's portfolio (whether or not such instruments or transactions are "covered" as described in the Prospectus) is considered a liability.

     Pursuant to an Investment Management Agreement between the Investment Advisor and the Investment Manager, the Investment Advisor will pay a portion of the fees it receives from the Fund to the Investment Manager in return for the Investment Manger's services at an annual rate of 0.27% of the Fund's average weekly assets.

     Under an Administrative Services Agreement with the Fund, Legg Mason Fund Adviser, Inc. (the "Administrator"), an affiliate of Western Asset, provides certain administrative and accounting functions for the Fund. In consideration of these services, the Fund will pay the Administrator a fee, paid monthly, at an annual rate of $125,000.

4.   FEDERAL INCOME TAXES

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


     The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by Western Asset to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

     HIGH QUALITY DEBT SECURITIES are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Western Asset.

     INVESTMENT GRADE DEBT SECURITIES are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Western Asset.

     BELOW INVESTMENT GRADE, HIGH YIELD SECURITIES ("JUNK BONDS") are those rated lower than Baa by Moody's or BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer's ability to repay principal and interest.

     Following is a description of Moody's, S&P's and Fitch's rating categories applicable to debt securities.

MOODY'S INVESTORS SERVICE, INC.

     CORPORATE AND MUNICIPAL BOND RATINGS

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the even of default.

     Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics

     Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B. Obligations rated B are considered speculative and are subject to high credit risk.

     Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

     NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP   Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

     ISSUE CREDIT RATING DEFINITIONS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     CORPORATE AND MUNICIPAL BOND RATINGS

     INVESTMENT GRADE

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     SPECULATIVE GRADE

     Obligations rated BB, B, CCC, CC, and C are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     COMMERCIAL PAPER RATING DEFINITIONS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

     LONG-TERM CREDIT RATINGS

     INVESTMENT GRADE

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     SPECULATIVE GRADE

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, and D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, I.E., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

     SHORT-TERM CREDIT RATINGS

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

'Rating Watch': Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

Western Asset Management Company ("WA") and Western Asset Management Company Limited ("WAML") (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

POLICY

Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

PROCEDURES

RESPONSIBILITY AND OVERSIGHT

The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

     a.   Proxies are reviewed to determine accounts impacted.

     b. Impacted accounts are checked to confirm Western Asset voting authority.

     c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

     d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

     e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

     f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

     e.   A proxy log including:
          1.   Issuer name;
          2.   Exchange ticker symbol of the issuer's shares to be voted;
          3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
          4.   A brief identification of the matter voted on;
          5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
          6.   Whether a vote was cast on the matter;
          7.   A record of how the vote was cast; and
          8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

DISCLOSURE

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset's proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICTS OF INTEREST

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

          1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

          2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

          3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.   Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

       1. Matters relating to the Board of Directors

          Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

          a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

          b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

          c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

          d. Votes are cast on a case-by-case basis in contested elections of directors.

       2. Matters relating to Executive Compensation

          Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

          a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

          b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

          c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

          d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

       3. Matters relating to Capitalization

          The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

          a. Western Asset votes for proposals relating to the authorization of additional common stock.

          b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

          c. Western Asset votes for proposals authorizing share repurchase programs.

       4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

          Western Asset votes these issues on a case-by-case basis on board-approved transactions.

       5. Matters relating to Anti-Takeover Measures

          Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

          a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

          b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

       6. Other Business Matters

          Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

          a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

          b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

       1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

       2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

       3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

       1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

       2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.  Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

       1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

       2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

       3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

       4. Western Asset votes on a case-by-case basis on proposals relating to
          (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                                   APPENDIX C
            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                            (As of January 20, 2004)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Governance and Nominating Committee's consideration.

   1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

   2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

   3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to
       Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                       C-1